1933 Act File No. 002-78808

1940 Act File No. 811-03541

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 104

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 106

ASSET MANAGEMENT FUND

(Exact Name of Registrant as Specified in Charter)

690 Taylor Rd, Suite 210

Gahanna, OH 43230

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code: (614) 416-9059

(Name and Address of Agent for Service)	Copy to:
David Bunstine, President Asset Management Fund 690 Taylor Road, Suite 210 Gahanna, Ohio 43230	John S. Marten, Esq. Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601-1003

It is proposed that this filing will become effective (check appropriate box)

[X]	immediately upon filing pursuant to paragraph (b); or
[ ]	on (date) pursuant to paragraph (b); or
[ ]	60 days after filing pursuant to paragraph (a)(1); or
[ ]	on (date) pursuant to paragraph (a)(1); or
[ ]	75 days after filing pursuant to paragraph (a)(2); or
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

AMF Large Cap Equity Fund – Class AMF Shares – IICAX

AMF Large Cap Equity Fund – Class H Shares – IICHX

AAAMCO Ultrashort Financing Fund – Class Y Shares – REPYX

AAAMCO Ultrashort Financing Fund – Class I Shares – REPOX

Prospectus

October 28, 2021

The Securities and Exchange Commission has not approved or disapproved these securities or passed on the accuracy or adequacy of this Prospectus. It is a federal offense to suggest otherwise.

AMF Large Cap Equity Fund
AAAMCO Ultrashort Financing Fund

Series of Asset Management Fund

Fund Summary

AMF Large Cap Equity Fund

Investment Objectives

The Fund’s primary investment objective is to achieve capital appreciation. The objective of income is secondary.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class AMF	Class H
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
12b-1 Fees	0.25%	0.00%
Other Expenses*	0.90%	0.90%
Total Fund Operating Expenses**	1.80%	1.55%

*	Other expenses have been restated to reflect current fees.

**	The Total Fund Operating Expenses differs from the Ratio of gross expenses to average net assets found within the “Financial Highlights” section of the prospectus because Other Expenses have been restated to reflect current fees.

Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class AMF	$183	$566	$975	$2,116
Class H	$158	$490	$845	$1,845

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests in equity securities of U.S.-based companies whose growth, cash flow, earnings and dividend prospects are promising and whose securities are reasonably priced and have the potential for capital appreciation in the opinion of portfolio management. Portfolio management looks for companies with strong balance sheets, attractive return on capital and sustainable earnings growth. In evaluating the prospects for a company’s growth and earnings, portfolio management considers, among other things, the company’s historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments, and trends in market share. Portfolio management uses models that quantify, and rank stocks based on their underlying financial data and blend this analysis with fundamental, bottom-up analysis from one or more investment analysts. This blending of quantitative and fundamental analysis allows portfolio management to efficiently evaluate a large number of potential investments in a systematic fashion while retaining the insights of investment analysts to provide investment considerations which may not be observable from a company’s financial information.

The equity securities in which the Fund invests consist primarily of dividend-paying common stocks of large-capitalization companies. The Fund considers large-capitalization companies to be those with market capitalizations in excess of $10 billion or in the range of those market capitalizations of companies included in the S&P 500 Index at the time of purchase. The capitalization range of the companies that are components of the S&P 500 Index was between $5.3 billion and $2.4 trillion as of September 30, 2021. The average market cap of index components was $58.9 billion.  It is the Fund’s policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large-capitalization companies. Although the Fund can invest in stocks of any sector, the Fund, subject to its investment policies, may at times have significant investments in one or more sectors. The equity securities in which the Fund may invest also include common stocks that do not pay dividends.

Principal Risks

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit or obligation of any bank, is not insured or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield, and total return are:

Company Risk

The market values of corporate securities vary with the success or failure of the company issuing the stock. Many factors can negatively affect a particular company’s stock price, such as poor earnings reports, loss of major customers, major litigation against the company or changes in government regulations affecting the company or its industry. The success of the companies in which the Fund invests largely determines the Fund’s long-term performance.

Management Risk

The Fund is subject to management risk due to the active nature of its management. Portfolio management will apply investment techniques, experience, and risk analyses in making investment decisions for the Fund. However, there is no guarantee that the techniques and analyses applied by portfolio management will achieve the investment objectives.

Market Risk

The value of the securities owned by the Fund can increase and decrease quickly at unexpected times. The value can change as the result of a number of factors, including the economic outlook, geopolitical risks, market-wide risks, industry-specific risk (i.e., labor shortages and/or stoppages, greater costs of production and/or competitive forces or conditions) or issuer-specific risk. Equity securities generally have greater price volatility than fixed income securities.

Style Risk

The Fund invests in a diversified portfolio of common stocks of large-capitalization U.S. companies that meet the quality criteria of portfolio management. If large-capitalization stocks held by the Fund fall out of favor, the Fund’s returns could trail returns of the overall stock market or other funds. The Fund may at times hold securities of companies in the same or related market sectors and its performance may suffer if those sectors underperform the overall stock market.

Sector Risk

Issuers and companies that are in similar industry sectors may be similarly affected by particular economic or market events. Stocks in the information technology sector may comprise a significant portion of the Fund’s portfolio. The information technology industries may be affected by technological obsolescence, short product cycles, falling prices and profits, competitive pressures and general market conditions. As a result, the Fund’s performance could be more volatile than the performance of a fund that is more diversified across industry sectors.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the high level of interdependence among global economies and markets, conditions in one country, market, or region may adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) global pandemic which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors, rising inflation and reduced consumer spending. While U.S. and global economies are recovering from the effects of COVID-19, the recovery may be volatile and may last for a prolonged period of time.

Cybersecurity Risk

The Fund, its service providers, issuers of securities held by the Fund, or other market participants (such as counterparties to certain Fund transactions), may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its investment adviser, sub-advisers, custodian, transfer agent, fund accounting agent, financial intermediaries and other third-party service providers may adversely impact the Fund. The Fund may also incur additional costs for cyber security risk management purposes. Cyber-attacks affecting issuers of securities held by the Fund or other market participants may cause losses for the Fund.

Fund Performance History

The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The bar chart and table below assume reinvestment of dividends and distributions.

Annual Total Returns

The bar chart below provides an illustration of how the Fund’s performance has varied in each of the last ten calendar years for Class AMF shares.

Annual Returns for the Years Ended December 31

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.44% (quarter ended June 30, 2020) and the lowest return for a calendar quarter was -21.38% (quarter ended March 31, 2020). The Fund’s fiscal year end is June 30. The Fund’s year-to-date return through September 30, 2021 was 15.24%.

Average Annual Total Returns (For the periods ended December 31, 2020)

The table below shows returns on a before-tax and after-tax basis for Class AMF shares and on a before-tax basis for Class H shares. After-tax returns for Class H shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions may be higher than after-tax returns on distributions due to tax credits for realized losses a shareholder may experience upon the redemption of fund shares. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Updated performance information is available by calling 800-247-9780.

	1 Year	5 Years	10 Years
Large Cap Equity Fund, Class AMF (before taxes)	11.89%	12.91%	11.51%
Large Cap Equity Fund, Class AMF (after taxes on distributions)	10.88%	9.42%	9.04%
Large Cap Equity Fund, Class AMF (after taxes on distributions and redemptions)	7.72%	9.47%	8.88%
Large Cap Equity Fund, Class H (before taxes)	12.11%	13.09%	11.69%
S&P 500 Index* (reflects no deductions for fees, expenses or taxes)	18.40%	15.22%	13.88%

*	The S&P 500 Index is an unmanaged index including 500 of the leading companies in the leading industries of the U.S. economy. The S&P 500 Index focuses on the large-cap segment of the market with approximately 75% coverage of U.S. equities, and is a proxy for the total stock market.

Management

Austin Atlantic Asset Management Co. (the “Adviser”), located at 1 Alhambra Plaza, Suite 100, Coral Gables, Florida 33134, serves as investment adviser to the Fund.

System Two Advisors L.P. (“Sub-Adviser” or “S2”), located at 47 Maple Street, #303A, Summit, New Jersey, serves as investment sub-adviser to the Fund.

The portfolio manager responsible for the management of the Fund is Anupam Ghose, Portfolio Manager of the Sub-Adviser. Mr. Ghose has managed the Fund since 2020.

Purchase and Sale of Fund Shares

You may purchase, exchange, or redeem shares of the Fund on any day on which The Northern Trust Company and the New York Stock Exchange are open for business (“Business Day”).

Shares of the Fund may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com, and returning it as instructed. After a complete application form has been received and processed, orders to purchase shares of the Fund may be made by telephoning the Fund’s Transfer Agent, The Northern Trust Company, at (800) 247-9780.

Shareholders may exchange or redeem their shares by telephoning the Transfer Agent on any Business Day by calling (800) 247-9780. Shares may also be exchanged or redeemed by sending a written request to the AMF Funds, P.O. Box 4766, Chicago, Illinois 60680-4766.

For Class AMF shareholders not enrolled in the Automatic Investment Plan (the “Plan”), the minimum initial investment in the Fund is $2,500 with a minimum investment balance of $1,000. For Class AMF shareholders enrolled in the Plan at the time of purchase, the minimum initial investment in the Fund is $1,000 (with a minimum monthly contribution to the Plan of $100). For Class AMF shareholders, the minimum subsequent investment for all accounts is $100. For Class H shareholders, the minimum initial investment in the Fund is $3 million and there is no minimum investment balance required. Subsequent purchases in the Fund may be made in any amount by Class H shareholders. Asset Management Fund (the “Trust”) and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion. The Board of Trustees may determine to impose a minimum investment balance for Class H shares at any time.

Tax Information

The Fund intends to make distributions that are generally taxable as ordinary income, qualified dividend income or capital gains (regardless of whether you elect to receive or reinvest such distributions), except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax advantaged plan.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Fund Summary

AAAMCO Ultrashort Financing Fund

Investment Objective

The Fund seeks to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

Fees and Expenses

This section describes the fees and expenses you may pay if you buy and hold shares of the Fund.

	Class Y	Class I
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investments)
Management Fees	0.30%	0.30%
12b-1 Fees	None	0.10%
Other Expenses*	0.09%	0.09%
Total Annual Fund Operating Expenses	0.39%	0.49%
Fee Waivers and Reimbursements**	-0.09%	-0.14%
Total Fund Operating Expenses After Fee Waivers and Reimbursements	0.30%	0.35%

*	Other expenses have been restated to reflect current fees.

**	The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) exceed 0.30% for Class Y shares and 0.35% for Class I shares through October 28, 2022. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the fiscal year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) to exceed the applicable expense limitation in effect at time of recoupment or that was in effect at the time of the waiver or reimbursement, whichever is lower. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the investment advisory agreement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The figures reflect the fee waiver for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class Y Shares	$31	$116	$210	$484
Class I Shares	$36	$143	$260	$602

Portfolio Turnover

The Fund pays transaction costs, such as bid-ask spreads and commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. However, since some of the Fund’s repurchase agreement investments do not result in transaction costs, and are short term in nature, a higher turnover rate may not be indicative of higher trading costs and/or higher taxes. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of repurchase agreements.

Fund Investments

Repurchase agreements, or “repos”, are short term transactions in which the Fund purchases a security and simultaneously agrees to sell it back to the same counterparty at a later date. The difference in the purchase price and the sale price represents the return on the transaction for the Fund. The Fund will always require the counterparty to deliver eligible securities as defined in the repurchase agreement to the Fund with a market value that is greater than the sale price as collateral in exchange for the funds advanced by the Fund at the outset of the transaction. This collateral seeks to provide the Fund protection should the counterparty not perform based on the terms of the repurchase agreement. The percentage difference between the value of the securities received in the transaction and the purchase price is known as the “haircut”. Additionally, the Fund will continue to monitor the market value of the securities collateral to seek to maintain the appropriate haircut. For example, if the market value of the securities collateral declines by more than a pre-determined threshold amount, the Fund will require the counterparty to immediately deliver more eligible securities or cash to maintain the agreed upon haircut.

The Fund may enter into repurchase agreements with a broad variety of counterparties including, but not limited to, financial institutions, broker/dealers, insurance companies, mortgage bankers, real estate investment trusts (REITs), investment companies and private funds. All counterparties must meet the Adviser’s credit guidelines. The Fund will limit the collateral backing repurchase agreements to financial obligations and fixed income securities issued by the U.S. Government and U.S. Government agencies. In addition, the Fund will seek to invest in repurchase agreements consistent with the rules and regulations outlined in the U.S. Code of Federal Regulations by federal banking regulators for national banks and federal credit unions. The Fund’s custodian will hold the securities collateral, although the Fund may engage with a variety of additional qualified custodians for specific transactions when the additional qualified custodian has been approved by the Board of Trustees of the Trust.

The Fund may also enter into dollar roll transactions with approved counterparties. Dollar roll transactions are short term (usually 30 days) financings in which the Fund purchases and simultaneously sells (for a future settlement date) agency mortgage-backed security pools. Dollar rolls are similar to repurchase agreements with the key difference being that the Fund is not required to return the exact same securities that were delivered by the borrower. Instead, the Fund must return similar pools with minimum qualifications usually including the issuer, coupon rate, and original maturity of the pools.

Under normal market conditions, the Fund is allowed to hold up to 10% of its total net assets directly in short-term U.S. Government and U.S. Government agency securities to serve as an additional source of immediate liquidity. These securities will include U.S. Treasury Bills and Notes, government agency discount notes, and other short maturity U.S. Government and U.S. Government agency fixed income and mortgage-backed securities that meet the investment criteria for the Fund. These securities will be held primarily to manage the regular subscriptions and redemptions in the Fund, effectively providing a buffer against net redemptions in the Fund and to provide additional cash should new repurchase agreement opportunities arise.

Under normal market and interest rate conditions, the Fund will target an effective duration less than the duration of a 1-month U.S. Treasury Bill with a maximum duration of a 3-month U.S. Treasury Bill.

The Fund will seek to limit its investments and investment techniques so as to qualify as a permissible investment for nationally chartered banks and federal credit unions under current applicable federal laws and regulations. Nationally chartered banks and federal credit unions should consult with their legal counsel regarding federal laws and regulations applicable to their investment in the Fund. The Fund also encourages state chartered commercial banks to consult their legal counsel regarding whether shares of the Fund are a permissible investment under their state law.

The Fund is not a money market fund and its share price may fluctuate. The Fund is not required to follow the portfolio quality and risk diversification or other risk limiting provisions required of money market funds pursuant to Rule 2a-7 and does not qualify for the simplified net asset value method of tax accounting. Unlike a money market fund, the Fund is not subject to the risk-limiting conditions of Rule 2a-7 under the Investment Company Act of 1940 with respect to portfolio maturity, quality, diversification, and liquidity. Because of this, the fund may have exposures to these risks that are different from, and in some cases higher than, a money market fund (see the “Principal Risks” section). The Fund expects to enter into repurchase agreements with counterparties, such as broker/dealers, REITs, investment companies and private funds, that are not typically used by money market funds. The Fund may not invest more than 15% of its net assets in illiquid securities. An “illiquid security” is any investment that the Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Repurchase agreements with a remaining term in excess of seven (7) days are considered illiquid.

Investment Process

The investment process is structured to provide a robust oversight structure for the investment strategies pursued by the Adviser. The Adviser’s portfolio management team is responsible for sourcing borrowers seeking repurchase agreement financing. The Adviser maintains a credit committee (the “Adviser’s Credit Committee”) composed of individuals with extensive backgrounds in evaluating counterparty credit, risk management, analyzing fixed income securities, and structuring repurchase and financing agreements. The Adviser’s Credit Committee is tasked with reviewing the terms under which the Adviser's portfolio management team may engage the Fund with specific counterparties and includes members that are not part of the portfolio management team. Based on the due diligence deliverables developed by the Adviser’s Credit Committee, the Adviser’s portfolio management team will present counterparties to the Adviser’s Credit Committee for approval.

The Adviser’s Credit Committee will approve all counterparties for repurchase agreements, taking into consideration the creditworthiness of the counterparty as well as the securities used as collateral for the repurchase agreement, the haircut applied to the collateral, and the legal terms and conditions of the legal documents governing the repurchase agreement.

Once a counterparty has been approved and a repurchase agreement funded, the Adviser’s portfolio management team will then be responsible for the oversight of the counterparty and all transactions associated with that counterparty. The Fund’s sub-adviser will develop risk management analytics that will be utilized by the Adviser’s portfolio management team to oversee outstanding repurchase agreements and to seek to insure that the value of the collateral is sufficient according to the terms of each repurchase agreement.

All counterparties will be reviewed regularly at a Credit Committee meeting, which is held at least once every quarter, to confirm that the credit and financial terms under which they were approved remain in place and all outstanding repurchase agreements are reviewed daily to verify that the transaction is properly collateralized. Members of the Fund’s sub-adviser will also present to the Credit Committee to review the compliance with the terms of each repurchase agreement.

For securities purchased in lieu of repurchase agreements, the Adviser’s portfolio management team is responsible for selecting these investments.

Principal Risks

It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit or obligation of any bank, is not insured or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield, and total return, are:

Repurchase Agreement and Counterparty Risk

Repurchase agreements and dollar rolls are transactions in which the Fund buys a security from another financial institution and simultaneously agrees to sell the security (or, in the case of a dollar roll, similar securities) back at a mutually agreed-upon time and price. Repurchase agreements and dollar rolls expose the Fund to the risk that the counterparty to the Fund defaults on its obligation to repurchase the underlying instruments collateralizing the repurchase agreement or is unable to provide additional eligible securities as margin when required by the Fund. In this circumstance, the Fund could lose money if it cannot sell the underlying instruments above the purchase price. In this case, the Adviser will determine if it is in the best interest of the shareholders to immediately liquidate the collateral or to hold the collateral until market conditions improve and a better sale price on the collateral can be obtained. Should the liquidation proceeds of the securities collateral be greater than the purchase price, the Fund does not suffer any loss.

Credit Risk

If the counterparty to a repurchase agreement defaults, and the collateral cannot be liquidated at a price greater than the original purchase price, the Fund would lose money. If the counterparty to a financial contract, including dollar rolls, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations, the Fund could lose money. Credit risk also arises from the risk that one or more debt securities in the Fund’s portfolio will decline in value due to the failure of the issuer to pay principal or interest when due or due to the market perception that the issuer has experienced a decline in financial status. Securities are generally affected by varying degrees of credit risk. A security’s credit rating is an indication of its credit risk.

Fixed Income Risk

The Fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the fund’s fixed income securities generally declines. During periods of sustained rising rates, fixed income risks will be amplified. On the other hand, if rates fall, the value of the fixed income securities generally increases. An investment in the Fund will decline in value if the value of the Fund’s investments decrease. Fixed income securities with greater interest rate sensitivity and longer maturities tend to produce higher yields but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated but may affect the value of an investment in the Fund.

Interest Rate Risk

Normally, the value of fixed income securities vary inversely with changes in prevailing interest rates. With rising interest rates, fixed income securities held by the Fund tend to decrease in value. Also, securities with longer durations held by the Fund are generally more sensitive to interest rate changes. As such, securities with longer durations are usually more volatile than those with shorter durations.

As of the date of this prospectus, interest rates continue to be near historic lows due to, among other things, government policies. The negative impact on fixed income securities from rate increases if and when they occur could be swift and significant and negatively impact the Fund’s net asset value.

Government Agency Risk

Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities are not backed by the full faith and credit of the U.S. Government; the Fund must look principally to the agencies or instrumentalities for ultimate repayment and may not be able to assert claims against the U.S. Government itself if those agencies or instrumentalities do not meet their commitments. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and repayment of principal when held to maturity and not as to market value. Changes in government policies with respect to U.S. Government agencies, including the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) could have adverse impacts on the Fund. See “U.S. Government Securities” under Additional Information Regarding Investment Strategies for further information.

Liquidity Risk

Trading opportunities are more limited for certain securities that have complex terms or that are not widely held. Some large broker-dealer counterparties have limited the number of trading counterparties with whom they will engage. Such circumstances may make it more difficult to sell or buy a security at a favorable price or time, which could have a negative effect on the Fund’s performance. Infrequent trading of securities may also lead to an increase in their price volatility. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security when it wants to. Repurchase agreements with a remaining term in excess of seven (7) days are considered illiquid. The Fund must limit its investment in repurchase agreements with a maturity of greater than 7 days or other illiquid securities to no more than 15% of the Fund’s net assets. An “illiquid security” is any investment that the Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Management Risk

The Fund is subject to management risk. The Adviser will apply investment techniques, experience, and risk analyses in making investment decisions for the Fund. However, there is no guarantee that the techniques and analyses applied by the Adviser will achieve the investment objective.

Market Risk

The value of the securities owned by the Fund can increase and decrease quickly at unexpected times. The value can change as the result of a number of factors, including the economic outlook, geopolitical risks, market-wide risks, industry-specific risk (i.e., government regulation, competitive forces, or other conditions) or issuer-specific risks.

Share Ownership Concentration Risk

To the extent that a significant portion of the Fund’s shares are held by a limited number of shareholders or their affiliates, there is a risk that large redemptions by these shareholders could disrupt the Fund’s investment strategies, which could have adverse consequences for the Fund and other shareholders (e.g., by requiring the Fund to sell or exit investments at inopportune times). Further, large redemptions may result in increased transaction costs, increased Fund expense ratios, and adverse effects to the Fund’s net asset value, liquidity, and performance. Such transactions may also accelerate the realization of taxable income if sales of portfolio securities result in gains. Conversely, to the extent the Fund experiences large purchases by investors or shareholders, such purchases could cause the Fund to maintain larger-than-expected cash positions pending acquisition of investments, which could negatively impact Fund performance.

Regulatory Risk

Since many of the shareholders of the Fund are depositories, the Fund seeks to limit its investments and investment techniques so as to qualify as a permissible investment for nationally chartered banks and federal credit unions under current applicable federal laws and regulations. Since the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in 2010, the depository regulators have been actively adjusting the types of investment securities in which a financial institution may invest based upon capital and surplus. For example, they have replaced the definition of investment grade used by financial institutions with a more subjective standard and require more stringent risk-based capital levels, amongst other changes, and may therefore impact the permissible investments of the Fund. While many of these changes have been implemented and reflected in the Fund’s investment guidelines and strategy, regulators may eliminate some of these changes. The qualification of the Fund as an investment without statutory limitation for financial institutions is subject to the Fund’s Adviser actively monitoring these regulatory changes and updating its investment guidelines and processes as necessary.

For a more detailed discussion of regulatory risk, please refer to the “Additional Risk Information” section below.

Valuation Risk

The Fund will obtain third party market valuations for all securities (other than repurchase agreements, which are valued at amortized cost) owned by the Fund or used as collateral in repurchase agreements. In certain circumstances, the Adviser will seek outside confirmation of market values from broker/dealers which it believes to be market-makers in the securities in question. This process will be used when the Adviser believes that the third party valuation does not adequately represent the market value of the securities in question. Fair value pricing, if used, is inherently a process of estimates and judgments. Fair value prices established by the Fund may fluctuate to a greater degree than securities for which market quotes are readily available and may differ materially from the value that might be realized upon the sale of the security. There can be no assurance that the Fund could purchase or sell a portfolio of investments at the market or fair value price used to calculate the Fund’s net asset value, or that the market or fair value price used to value the collateral held in a repurchase agreement represents the price at which the collateral can be liquidated. In addition, changes in the value of portfolio investments priced at fair value may be less frequent and of greater magnitude than changes in the price of securities that trade frequently in the marketplace, resulting in potentially greater net asset value volatility.

While the Trust’s policy is intended to result in a calculation of the Fund’s net asset value that fairly reflects security values at the time of pricing, the Trust cannot ensure that fair value prices would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security, particularly in a forced or distressed sale.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Given the high level of interdependence among global economies and markets, conditions in one country, market, or region may adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of the Fund’s investments.

U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) global pandemic which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors, rising inflation and reduced consumer spending. While U.S. and global economies are recovering from the effects of COVID-19, the recovery may be volatile and may last for a prolonged period of time.

Cybersecurity Risk

The Fund, its service providers, issuers of securities held by the Fund, or other market participants (such as counterparties to certain Fund transactions), may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its investment adviser, sub-advisers, custodian, transfer agent, fund accounting agent, financial intermediaries and other third-party service providers may adversely impact the Fund. The Fund may also incur additional costs for cyber security risk management purposes. Cyber-attacks affecting issuers of securities held by the Fund or other market participants may cause losses for the Fund.

Fund Performance Information

The information below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the years indicated compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. The bar chart and table below assume reinvestment of dividends and distributions.

Annual Total Returns

The bar chart below provides an illustration of the Fund’s performance for Class Y shares.

Annual Return for the Year Ended December 31

During the periods shown in the bar chart, the highest return for a calendar quarter was 0.67% (quarter ended March 31, 2019) and the lowest return for a calendar quarter was 0.09% (quarter ended December 31, 2020). The Fund’s fiscal year end is June 30. The Fund’s year-to-date return through September 30, 2020 was 0.21%.

Average Annual Total Returns (For the periods ended December 31, 2020)

The table below shows returns on a before-tax and after-tax basis for Class Y shares and on a before-tax basis for Class I shares. After-tax returns for Class I shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns on distributions and redemptions may be higher than after-tax returns on distributions due to tax credits for realized losses a shareholder may experience upon the redemption of fund shares. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Updated performance information is available by calling 800-247-9780.

	1 Year	Since Inception*
Ultrashort Financing Fund, Class Y (before taxes)	0.71%	1.75%
Ultrashort Financing Fund, Class Y (after taxes on distributions)	0.42%	1.03%
Ultrashort Financing Fund, Class Y (after taxes on distributions and redemptions)	0.42%	1.03%
Ultrashort Financing Fund, Class I (before taxes)	0.65%	1.70%
U.S. Secured Overnight Financing Rate**	0.36%	1.47%
Bloomberg 1 Month Libor Index*** (reflects no deductions for fees, expenses or taxes)	0.52%	1.53%

*	Ultrashort Financing Fund commenced operations on June 6, 2017.

**	The U.S. Secured Overnight Financing Rate is a secured interbank overnight interest rate and reference rate established as an alternative to LIBOR.

***	The Bloomberg 1 Month Libor Index is an index tracking the London Interbank Offered Rate (“LIBOR”), which is the interest rate offered by a specific group of London banks for U.S. dollar deposits with a one-month maturity. The index does not include a reduction in return for expenses. The Bloomberg 1 Month Libor Index was renamed effective August 24, 2021 and is now known as the Bloomberg 1 Month Libor Index. Effective October 28, 2021, the Fund changed its benchmark to the U.S. Secured Overnight Financing Rate in anticipation of the cessation of publication of LIBOR rates in 2023.

Management

Austin Atlantic Asset Management Co. (the “Adviser”), located at 1 Alhambra Plaza, Suite 100, Coral Gables, FL 33134, serves as investment adviser to the Fund.

FolioBeyond, LLC (“Sub-Adviser” or “FolioBeyond”), located at 1050 Park Avenue, Suite 6A, New York, New York 10028, serves as investment sub-adviser to the Fund.

The portfolio managers responsible for the management of the Fund are Sean Kelleher, President, Chief Investment Strategist (Fixed Income) and Senior Portfolio Manager of the Adviser, Maggie Bautista, Assistant Vice President and Portfolio Manager of the Adviser, John Williams, Senior Portfolio Manager of the Adviser, and Yung Lim, Managing Partner and Portfolio Manager of the Sub-Adviser. Mr. Kelleher, Ms. Bautista and Mr. Lim have served as the Fund’s portfolio managers since the Fund’s inception in 2017. Mr. Williams has served as the Fund’s portfolio manager since May 2020.

Purchase and Sale of Fund Shares

You may purchase, exchange or redeem shares of the Fund on any day on which The Northern Trust Company and the U.S. Bond Market (as determined by the Securities Industry and Financial Markets Association) are both open for business (“Business Day”).

Shares of the Fund may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com, and returning it as instructed. After a complete application form has been received and processed, orders to purchase shares of the Fund may be made by telephoning the Fund’s Transfer Agent, The Northern Trust Company, at (800) 247-9780.

Shareholders may exchange or redeem their shares by telephoning the Transfer Agent on any Business Day by calling (800) 247-9780. Shares may also be exchanged or redeemed by sending a written request to the AMF Funds, P.O. Box 4766, Chicago, Illinois 60680-4766.

Share Classes

Class Y Shares of the Fund are primarily for institutional investors investing for their own or their customers’ accounts. The minimum initial investment for Class Y Shares is $10,000,000. If you purchase Class Y Shares you will not pay a sales charge at the time of purchase and you will not pay a 12b-1 fee.

Class I Shares of the Fund are primarily for certain individual investors, investments made through financial institutions or intermediaries and institutional investors investing for their own or their customers’ accounts. The minimum initial investment for Class I Shares is $25,000. If you purchase Class I Shares of the Fund, you will not pay a sales charge at the time of purchase, but you will pay a 12b-1 fee not exceeding ten basis points (0.10%) of the Fund’s average daily net assets.

Asset Management Fund (the “Trust”) and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion. There is no minimum investment balance required; however, the Board of Trustees may determine to impose a minimum investment balance at any time. Subsequent purchases may be made in any amount.

Tax Information

The Fund intends to make distributions that are generally taxable as ordinary income or capital gains (regardless of whether you elect to receive or reinvest such distributions).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Investment Information

Additional Information Regarding Investment Strategies

The AMF Large Cap Equity Fund’s (“Large Cap Equity Fund”) primary investment objective is to achieve capital appreciation. The objective of income is secondary. The AAAMCO Ultrashort Financing Fund’s (“Ultrashort Financing Fund”) investment objective is to seek to achieve as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

The Large Cap Equity Fund’s investment objectives are fundamental and can only be changed with the approval of fund shareholders. The Ultrashort Financing Fund’s investment objective is non-fundamental and can be changed by the Trust’s Board of Trustees upon 60 days’ prior notice to shareholders.

The Large Cap Equity Fund must comply with its respective 80% investment policy (as described in the Fund Summary section) at the time the Large Cap Equity Fund invests its assets. Accordingly, when the Large Cap Equity Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% investment policy.

Securities Selection

In selecting securities for the Large Cap Equity Fund, portfolio management selects equity securities whose growth, cash flow, earnings and dividend prospects are promising and whose securities are reasonably priced and have the potential for capital appreciation in the opinion of portfolio management. Portfolio Management looks for companies with strong balance sheets, attractive return on capital and sustainable earnings growth. In evaluating the prospects for a company’s growth and earnings, portfolio management considers, among other things, the company’s historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments, and trends in market share. Portfolio Management uses models that quantify, and rank stocks based on their underlying financial data and blend this analysis with fundamental, bottom-up analysis from one or more investment analysts. This blending of quantitative and fundamental analysis allows portfolio management to effectively evaluate a large number of potential investments in a systematic fashion while retaining the insights of investment analysts to provide investment considerations which may not be observable from a company’s financial information.

There is no guarantee that the Adviser’s security selection techniques will achieve the Large Cap Equity Fund’s investment objective.

Repurchase Agreements

The Ultrashort Financing Fund seeks to achieve its investment objective by investing primarily in a portfolio of repurchase agreements. The Fund may enter into repurchase agreement transactions collateralized only by U.S. Government and U.S. Government agency securities which are eligible for national banks and federal credit unions to own directly. The Fund may enter into repurchase agreements with banks, broker/dealers, other financial service firms, REITS, investment companies and private funds that have been approved by the Adviser’s Credit Committee. The Fund seeks to limit interest rate risk by focusing its investments primarily in short-dated repurchase agreements. Repurchase agreements are generally not marked-to-market and are valued at the initial purchase price of the repurchase agreement. Repurchase agreements with a remaining maturity of more than seven days are considered illiquid and the Fund limits its exposure to repurchase agreements with maturities of greater than seven days to no more than 15% of the Fund’s net assets. Under normal circumstances, market liquidity should not be directly of issue for the Fund, since repurchase agreements do not necessitate a purchase or sale of a security into the secondary market.

Mortgage-Backed Securities

The Ultrashort Financing Fund may only invest in mortgage-backed securities issued by the U.S. Government or its agencies and instrumentalities. Mortgage-backed securities include fixed rate and adjustable-rate mortgage pass-through securities and fixed rate and variable rate collateralized mortgage obligations (“CMOs”).

The value of some mortgage-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-backed securities may expose the Ultrashort Financing Fund to a lower rate of return upon reinvestment of principal. While government-related mortgage-backed securities typically offer higher yields than other government-related securities (such as U.S. Treasuries), the price of mortgage-backed securities will decline more when interest rates increase than the price will rise for a similar decrease in interest rates. U.S. Treasuries will tend to have a more stable price profile for a given change in interest rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-backed security and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. For example, if slower than anticipated rates of prepayment on underlying mortgages increase the effective maturity of a mortgage-backed security, the value of the security may decline more than expected. Additionally, although mortgage-backed securities are generally supported by some form of government guarantee, there is no assurance that the government will meet its obligations.

U.S. Government Securities

U.S. Government Securities are issued by the U.S. Government, its agencies, or government-sponsored enterprises (“instrumentalities”). These obligations may or may not be backed by the full faith and credit of the United States. Examples of securities that are backed by the full faith and credit of the United States include U.S. Treasury securities and securities issued by the Government National Mortgage Association (“GNMA”), the Small Business Administration (“SBA”) and the Federal Housing Authority (“FHA”). In the case of securities not backed by the full faith and credit of the United States, the Ultrashort Financing Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities in which the Funds may invest that are not backed by the full faith and credit of the United States include, but are not limited to: (i) obligations of the Federal Home Loan Banks, which have the right to borrow from the U.S. Treasury to meet their obligations; (ii) obligations of FNMA and FHLMC, each of which are supported by the discretionary authority of the U.S. Treasury to purchase the instrumentality’s obligations; and (iii) obligations of the Federal Farm Credit System, whose obligations may be satisfied only by the individual credit of the issuing agency or instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, or instrumentalities if it is not obligated to do so by law.

In September 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each instrumentality and obtained warrants for the purchase of common stock of each instrumentality. The U.S. Treasury also pledged to make additional capital contributions as needed to help ensure that the instrumentalities maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. FNMA and FHLMC continue to rely on the support of the U.S. Treasury to continue operations, and it is not known when the conservatorships will be terminated or what changes will be made to their operations following the conservatorships.

When-Issued, Delayed-Delivery and To Be Announced (TBA) Securities

Each Fund may purchase when-issued, delayed-delivery securities. The Ultrashort Financing Fund may purchase to-be-announced (“TBA”) mortgage-backed securities. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. TBA mortgage-backed securities are mortgage pools where the issuer has defined and agreed to, in advance, the basic terms for investors, but has not specified the mortgage pools that will serve as collateral and will be delivered to the Ultrashort Financing Fund.

By the time of delivery, securities purchased on a when-issued, delayed-delivery or TBA basis may be valued at less than the purchase price. At the time when-issued, delayed-delivery and TBA securities are purchased, a Fund must set aside liquid assets to pay for the purchase, and until acquisition, the Fund will not earn any income on the securities that it purchased.

Although a Fund will generally purchase securities on a when-issued, delayed-delivery or TBA basis with the intention of acquiring the securities, the Fund may dispose of the securities prior to delivery, if the Adviser deems it appropriate. If a Fund chooses to dispose of the right to acquire such securities prior to acquisition, it could, as with the disposition of any other such investment, incur a gain or loss due to market fluctuation.

The Ultrashort Financing Fund may also sell securities on a TBA basis. The Fund may engage in forward sales of TBA trades only when the Fund has identified and segregated the actual mortgage pools held in position to be delivered in fulfillment of the TBA trade obligation (specifying the pool or Cusip number).

Certificates of Deposit

The Ultrashort Financing Fund may invest in certificates of deposit and other time deposits in a commercial or savings bank or savings association whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC Insured Institution”). Investments in certificates of deposit issued by, and other time deposits in, foreign branches of FDIC Insured Institutions involve somewhat different investment risks than those affecting deposits in United States branches of such banks, including the risk of future political or economic developments or government action that would adversely affect payments on deposits.

Variable and Floating Rate Securities

The Ultrashort Financing Fund may purchase securities that have variable or floating rates of interest (“Adjustable Rate Securities”). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on Adjustable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations.

Derivatives

The Ultrashort Financing Fund may use financial contracts, commonly referred to as derivatives, only when their use is permitted by the regulations governing national banks and federal credit unions, and only for bona fide hedging requirements to manage securities purchased as the result of a defaulted repurchase agreement.

Duration

A fixed income portfolio’s duration approximates its price sensitivity to changes in interest rates including expected cash flow and prepayments. Maturity measures the time until final payment is due; it takes into account the pattern of a security’s cash flow over time. In computing portfolio duration, the Adviser will estimate the duration of obligations that are subject to prepayment or redemption by the issuer, taking into account the influence of interest rates on prepayments and coupon flows. This method of computing duration is known as the “option-adjusted” duration. The Ultrashort Financing Fund has no restriction as to the minimum or maximum maturity of any particular security held by them but intends to stay within any minimum and maximum duration targets described in the Principal Investment Strategies section. There can be no assurance that the Adviser’s estimate of duration will be accurate or that the duration of a Fund will always remain within the Fund’s target duration.

Temporary Defensive Strategies

For temporary or defensive purposes, each Fund may invest up to 100% of its assets in cash, U.S. Government securities and short-term money market securities, when the Adviser deems it prudent to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

Additional Risk Information

All Funds

Portfolio Turnover Risk. A Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Adviser determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Adviser’s control. These transactions will increase the Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during the annual measurement period. High turnover rates generally result in higher brokerage costs to the Fund, may result in higher amounts of taxable distributions to shareholders each year and higher effective tax rates on those distribution amounts, and may reduce the Fund’s returns.

Hedging Risk. The use of financial contracts for hedging purposes involves the risk of mispricing or improper valuation and the risk that changes in the value of the financial contract may not correlate perfectly with the underlying asset, rate, or index. Hedging also involves the risk that the Adviser is incorrect in its expectation of what an appropriate hedging position would be. Also, the Fund may not hedge when it would have been beneficial to do so.

Redemption Risk. A Fund could experience a loss when selling securities to meet redemption requests by shareholders if the redemption requests are unusually large or frequent, involve a large shareholder redeeming a significant portion of its account, occur in times of overall market turmoil or declining prices for the securities sold, or require the Fund to sell illiquid securities.

Natural Disaster/Epidemic Risk. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and may be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the high level of interdependence among global economies and markets, conditions in one country, market, or region may adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any such events could have a significant adverse impact on the value of a Fund’s investments.

U.S. and international markets have experienced significant periods of volatility in recent months and years due to a number of economic, political and global macro factors including the impact of the coronavirus (COVID-19) global pandemic which resulted in a public health crisis, business interruptions, growth concerns in the U.S. and overseas, travel restrictions, changed social behaviors, rising inflation and reduced consumer spending. While U.S. and global economies are recovering from the effects of COVID-19, the recovery may be volatile and may last for a prolonged period of time.

Ultrashort Financing Fund

Regulatory Risk. Since many of the shareholders of the Fund are depositories, the Fund tailors its investments and investment techniques to meet certain standards under current applicable federal laws and regulations. Since the passage of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in July, 2010 as well as the changes implemented by the Basel Committee on Banking Supervision (commonly known as the “Basel III” rules) the depository regulators have been actively adjusting the types of investment securities in which a financial institution may invest based upon capital and surplus. For example, they have replaced the definition of investment grade used by financial institutions with a more subjective standard and require more stringent risk-based capital levels, amongst other changes, and may therefore impact the permissible investments of the Fund. While many of these changes have been implemented and reflected in the Fund’s investment guidelines and strategy, regulators may revise some of these changes. The Adviser actively monitors regulatory changes and updates its investment guidelines and processes as necessary. Bank and credit union shareholders governed by these regulatory agencies and subsequent regulatory interpretations of these rules should carefully monitor any additional regulatory guidance for investment policies associated with the activities of the Fund.

These regulatory changes have had broader impact on the capital markets than just depository investment regulations. For example, liquidity and risk-taking capacity in the fixed income markets has diminished since many of these regulatory changes have been implemented since the leverage allowable for money center banks has been reduced. This has increased the bid-ask spread and other trading costs for many types of financial instruments, which may negatively impact the ability of the Adviser to actively manage the Fund. Compliance costs have increased, particularly for smaller firms. At the same time, the reduction in fixed income market liquidity presents opportunities for new investment products, such as the Fund. As discussed above, any loosening of these more stringent regulatory policies could change the viability of this Fund.

Trust and Fund Information

Investment Adviser

Investment decisions for the Ultrashort Financing Fund are made by Austin Atlantic Asset Management Co. (the “Adviser”), a wholly-owned subsidiary of Austin Atlantic Inc., a closely-held corporation controlled by Rodger D. Shay, Jr. The Adviser oversees S2’s management of the Large Cap Equity Fund’s portfolio. The Adviser, which is located at 1 Alhambra Plaza, Suite 100, Coral Gables, Florida 33134, is registered under the Investment Advisers Act of 1940, as amended, and managed, as of September 30, 2021, approximately $684 million in assets. The Adviser is responsible for placing purchase and sale orders for portfolio instruments for the Ultrashort Financing Fund.

Advisory Fee Expenses

The Funds pay an annual advisory fee based upon a percentage of average daily net assets. For the fiscal year ended June 30, 2021, the actual advisory fees paid to the Adviser as a percentage of average net assets were as follows:

Large Cap Equity Fund	0.55%*
Ultrashort Financing Fund	0.17%**

*	Effective December 1, 2018, with respect to the Large Cap Equity Fund, the Adviser agreed to begin voluntarily waiving a portion of its advisory fee in an amount of 0.10% of the average daily net assets of the Fund. Without such waivers, the fee would have been 0.65%. The Adviser is not contractually obligated to waive such fees and the voluntary waiver may be terminated at any time by the Adviser.

**	The Adviser has contractually agreed to waive fees and reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) exceed 0.30% for Class Y shares and 0.35% for Class I shares through October 28, 2022. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the fiscal year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) to exceed the applicable expense limitation in effect at time of recoupment or that was in effect at the time of the waiver or reimbursement, whichever is lower. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the investment advisory agreement. The Adviser also voluntarily waived a portion of its advisory fee with respect to the Ultrashort Financing Fund. Without such waivers, the fee would have been 0.30%.

A discussion regarding the basis for the Board of Trustees’ approval of the Large Cap Equity Fund, and the Ultrashort Financing Fund’s investment advisory agreements, the FolioBeyond sub-advisory agreement and the S2 sub-advisory agreement are contained in the Fund’s shareholder report for the annual period ended June 30, 2021.

Investment Sub-Adviser for Large Cap Equity Fund

System Two Advisors L.P. (“Sub-Adviser” or “S2”), located at 47 Maple Street, #303 A, Summit, New Jersey 07901, serves as investment sub-adviser to the Large Cap Equity Fund. S2 was established in 2011 and provides investment advisory services with respect to registered and private, pooled investment vehicles, including investment funds and managed accounts. As sub-adviser to the Large Cap Equity Fund, S2 provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. S2 determines from time to time what securities and other investments will be purchased, retained or sold by the Fund. S2 manages the Fund in accordance with the investment objectives and investment restrictions provided in the Fund’s Prospectus and Statement of Additional Information as well as any other investment guidelines communicated by the Adviser to S2 in writing. S2 is responsible for negotiating the terms and arrangements for the execution of buys and sells of portfolio securities for the Fund with its approved brokers. S2 is also responsible for voting in respect of securities held in the Fund’s portfolio and will exercise the right to vote in accordance with S2’s proxy voting policy. As of September 30, 2021, S2 had over $292 million  in assets under management. S2 is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. For its services, S2 is paid by the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 51% of the investment advisory fee up to and including $40 million, 60% of the investment advisory fee on assets from $40.01 million to $100 million, 65% of the investment advisory fee on assets from $100.01 million to $150 million, 75% of the investment advisory fee on assets from $150.01 million to $500 million, 80% of the investment advisory fee on assets from $500.01 million to $750 million, 85% of the investment advisory fee on assets from $750.01 million to $1 billion, and 90% of the investment advisory fee on assets greater than $1 billion.

Investment Sub-Adviser for Ultrashort Financing Fund

FolioBeyond, LLC (“Sub-Adviser” or “FolioBeyond”), located at 1050 Park Avenue, Suite 6A, New York, New York 10028, serves as investment sub-adviser for the Ultrashort Financing Fund. FolioBeyond was established in 2017 and provides investment advisory services with respect to registered and private, pooled investment vehicles, including investment funds and managed accounts. As sub-adviser to the Ultrashort Financing Fund, FolioBeyond is solely responsible for developing quantitative risk management analytics that support the timely decision making of the Adviser’s portfolio management team by providing the Adviser with the necessary quantitative tools to oversee all of the Fund’s investment exposures. These tools provide the ability to monitor portfolio risk in real time by providing timely market price information for the collateral held in the Fund’s repurchase agreements, as well as to quantify the market risks of the Fund. The Sub-Adviser is not actively engaged in the purchase or sale of securities for the Fund. As of September 30, 2021, FolioBeyond had approximately $31.0 million in assets under management. FolioBeyond is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. For its services, FolioBeyond is paid by the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.01% of the average daily net assets of the Fund up to and including $250 million and 0.02% of the average daily net assets of the Fund over $250 million; plus 6% of any advisory fee remaining after any fee waivers and other expenses related to the Fund’s operations are paid by the Adviser.

Portfolio Managers

Large Cap Equity Fund

The portfolio manager responsible for the day-to-day management of the Large Cap Equity Fund’s portfolio is Anupam Ghose.

Mr. Ghose, Portfolio Manager of the Sub-Adviser, oversees the day-to-day activities of the Large Cap Equity Fund. Mr. Ghose has been responsible for the management of the Large Cap Equity Fund since 2020. Mr. Ghose has been a Portfolio Manager for S2 since 2016. Mr. Ghose is a Founding Partner and CEO of System Two Advisors, where he focuses on the start-up business operations and strategic direction of the firm. Prior to System Two, Mr. Ghose was the Co-President and Chief Strategy Officer of Roc Capital, responsible for overseeing the firm’s marketing and investor relations as well as implementing short-term and long-term firm strategies. Prior to joining Roc Capital, Mr. Ghose was a Senior Member of the Prime Services Group at Credit Suisse. Prior to joining Credit Suisse, he was a member of the Global Portfolio Trading & Equities Swaps desk at Goldman Sachs. Prior to that he was one of the limited partners at Spear, Leeds & Kellogg and was part of the integration team when the firm was acquired by Goldman Sachs in 2000. Mr. Ghose is the founder of Indus Advisors LLC, which launched the first India-focused exchange traded fund on the NYSE/ARCA in partnership with Invesco PowerShares. Mr. Ghose received his BA degree in Economics from Bombay University in India in 1988, and his MBA in Finance and Investments from the Zicklin School of Business at Baruch College in 1994. Mr. Ghose serves on the advisory board of the Weissman Center for International Business at Baruch College. He has also served on the board of Viteos Fund Services & Gravitas Technology, Inc.

Ultrashort Financing Fund

The portfolio managers responsible for the management of the Ultrashort Financing Fund are Sean Kelleher, Maggie Bautista, John Williams and Yung Lim.

Mr. Kelleher, President, Chief Investment Strategist (Fixed Income) and Senior Portfolio Manager of the Adviser, joined the Adviser’s fixed income management team in 2009. In 2008, prior to joining the Adviser’s fixed income management team, Mr. Kelleher worked with M2Capital LLC to develop a distressed bank acquisition and asset management strategy. From 1999 to 2007, Mr. Kelleher worked as a senior vice president and portfolio manager for AllianceBernstein LP. He managed the firm’s mortgage and asset-backed investments as well as its mortgage hedge fund business and structured their securities arbitrage conduit and term financing facilities. He was a member of the firm’s six person Fixed Income Investment Committee. Prior to this, Mr. Kelleher managed the Passthrough Trading Desk at Deutsche Bank and Nomura Securities International and co-managed the CMO Trading Desk at Merrill Lynch. He founded Merrill Lynch’s efforts in mortgage-based interest rate swaps and started his career in risk management. Mr. Kelleher is a Chartered Financial Analyst and earned his Bachelor of Science in Finance from the McIntire School of Commerce at the University of Virginia.

Ms. Bautista, Assistant Vice President and Portfolio Manager of the Adviser, joined the Adviser’s fixed income management team as an Assistant Portfolio Manager in 2006 and as a Portfolio Manager in 2009. From 1991 to 2006, Ms. Bautista served as a portfolio administrator for the Adviser. Prior to joining Austin Atlantic Capital Inc. in 1986, Ms. Bautista worked for Harris Bank in Chicago, Illinois.

Mr. Williams, Senior Portfolio Manager of the Adviser, joined the Adviser’s fixed income management team in 2020. He currently manages the Adviser’s Cash Management Services offering, working closely with clients to implement yield enhancement strategies for their cash and securities collateral portfolios. From 2012 to 2019, Mr. Williams worked as a Senior Vice President with HSBC’s Futures Commission Merchant. He established and led the unit’s portfolio management/treasury program, actively investing client cash balances in short duration fixed income securities and repurchase transactions. Prior to this, Mr. Williams joined the Salomon Brothers/Citigroup Repo Finance Desk in 1996 and during the subsequent 16 years his roles included new product design, launch and management of the firm’s portfolio-based margining program, and leading the risk function for the Global Prime Finance division. He began his career with Chase Asset Management’s fixed income team. Mr. Williams earned his Bachelor of Science degree in Finance from Lehigh University.

Mr. Lim is Co-Founder and a Managing Partner of FolioBeyond, LLC. He manages FolioBeyond’s alternative assets and oversees the development of automated investment strategies. He has over twenty-nine years of experience in fixed income and related markets serving in various roles including investment advisory, risk management, and development of sophisticated trading strategies. Mr. Lim spent six years at Merrill Lynch and was the vice president in charge of risk management for their mortgage desk, typically handling $5 billion in inventory.

He also served as a key senior portfolio strategist in the mortgage department responsible for providing investment advice to major institutional clients. After Merrill Lynch, Mr. Lim was a senior consultant at Andrew Davidson & Co., Inc., a consulting firm specializing in fixed income markets, where he performed advisory work for major financial institutions and developed advanced analytical tools for mortgage securities. Mr. Lim also founded Pedestal in early 1997 to provide a comprehensive electronic platform serving the mortgage market, funded by Reuters, Deutsche Bank, and Battery Ventures. Mr. Lim has co-authored a book on advanced valuation and analysis techniques for mortgage securities titled Collateralized Mortgage Obligations, by Davidson, Ho, and Lim. He has also published various articles in major fixed-income publications, including Bond and Mortgage Markets, edited by Frank Fabozzi. Mr. Lim has an M.B.A. from the University of Chicago and a B.S. in Electrical Engineering from the California Institute of Technology.

Additional information regarding the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds are available in the Statement of Additional Information (see “Investment Adviser-Portfolio Managers” in the Statement of Additional Information).

Distributor

Pursuant to the Distribution Agreement, Austin Atlantic Capital Inc. (the “Distributor”), as the principal distributor of the Funds’ shares, directly and through other firms, advertises and promotes the Funds. The Trust has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”) which allows the Funds to pay the Distributor the following fees for the sale and distribution of its shares:

Fund
Large Cap Equity Fund – Class AMF	0.25% of 1% per annum of the average daily net assets of the Class AMF shares of the Fund
Large Cap Equity Fund – Class H	None
Ultrashort Financing Fund – Class Y	None
Ultrashort Financing Fund – Class I	Up to 0.10% of 1% per annum of the average daily net assets of the Class I shares of the Fund

Because these Rule 12b-1 fees are paid out of each Fund’s assets on an ongoing basis over time, these fees will increase the cost of an investment in each Fund (or the applicable class). This charge could cost you more over time than you would pay through some other types of sales charges.

Business Manager and Administrator

Foreside Management Services, LLC (“Foreside”) serves as business manager and administrator for the Trust on behalf of the Funds. Foreside, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations.

Net Asset Value

What Shares Cost

Shares of the Funds are bought and sold at their net asset value next determined after the purchase or redemption order is received in good order. There is no sales charge imposed by the Funds. For the Large Cap Equity Fund, the net asset value is determined each Business Day at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p .m, Eastern Time). As used in this Prospectus, for the Large Cap Equity Fund, the term “Business Day” means any day on which The Northern Trust Company and the New York Stock Exchange are both open for business. The Large Cap Equity Fund does not price its shares on days when the New York Stock Exchange is closed for trading. For the Ultrashort Financing Fund, the net asset value is determined each Business Day as of the close of the regular trading session of the U.S. Bond Market (normally 4:00 p .m. ET). As used in this Prospectus, for the Ultrashort Financing Fund, the term “Business Day” means any day on which The Northern Trust Company and the U.S. Bond Market (as determined by the Securities Industry and Financial Markets Association) are both open for business. The Ultrashort Financing Fund does not price its shares on days when the U.S. Bond Market is closed for trading.

The Funds’ net asset values per share may fluctuate daily. For each Fund, net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. For Large Cap Equity Fund, the net asset value per share is rounded to the nearest whole cent ($0.01). For the Ultrashort Financing Fund, the net asset value per share is rounded to the nearest one hundredth of one cent ($0.0001). For equity securities, the Funds use market prices in valuing securities, but may use fair value estimates if reliable market prices are unavailable. For fixed income securities, the Funds’ assets are generally valued at prices obtained from one or more independent pricing services or, for certain circumstances, the Board of Trustees has approved the use of a fixed income fair value pricing methodology implemented by the Pricing Committee. Repurchase agreements and other short-term instruments maturing within sixty days are valued at amortized cost. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.

Investing in the Funds

All investments and exchanges are subject to approval by the Fund and the Fund reserves the right to reject any purchase or exchange of shares at any time. The Funds request advance notification of investments in excess of 5% of the current net assets of the Fund. The Funds also encourage, to the extent possible, advance notification of large redemptions.

Share Purchases

Shares of the Funds may be purchased through a financial intermediary or by completing an application which can be acquired at www.amffunds.com. After a completed application form has been received and processed, orders to purchase shares of the Funds may be made by calling the Funds’ Transfer Agent at (800) 247-9780.

Purchase orders are accepted on each Business Day and become effective upon receipt in good order by the Trust. As used in this Prospectus, the term “Business Day” for the Ultrashort Financing Fund means any day on which The Northern Trust Company and the U.S. Bond Market (as determined by the Securities Industry and Financial Markets Association) are both open for business. As used in this Prospectus, the term “Business Day” for the Large Cap Equity Fund means any day which The Northern Trust Company and The New York Stock Exchange are open. The Northern Trust Company is open weekdays and is closed on weekends and certain national holidays. For the Ultrashort Financing Fund, payment must be in the form of federal funds. For the Large Cap Equity Fund, payment may be in the form of federal funds or checks. Wire transfer instructions for federal funds should be as follows:

Northern Trust Bank, Chicago, IL,
ABA# 071000152,
Ref: Account Number 5201680000.
For purchase of Asset Management Fund, (Name of Fund);
From: (Name of Investor);
Reference (//1038 (shareholder fund and shareholder account number));
$(Amount to be invested).

A purchase, redemption or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed and delivered. Requests must include the following:

•	The account number (if issued) and Fund name;

•	The amount of the transaction, in dollar amount or number of shares;

•	For redemptions and exchanges (other than telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

•	Required signature guarantees, if applicable; and

•	Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership.

Call (800) 247-9780 for more information about documentation that may be required of these entities. Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Trust’s “Anti-Money Laundering Program” as described below.

For the Ultrashort Financing Fund, for an investor’s purchase to be eligible for same day settlement, the purchase order must be received in good order on a Business Day before 12:00 Noon, Eastern time (“ET”), and payment for the purchase order must be received by The Northern Trust Company by 4:00 p.m., ET, of that day. For investors seeking next day settlement, the purchase order must be received in good order on a Business Day before 4:00 p.m., ET, and payment must be received by The Northern Trust Company by 4:00 p.m., ET, on the next Business Day after the purchase order was received in good order. For the Ultrashort Financing Fund, an investor must indicate to the Trust at the time the order is placed whether same day or next day settlement is sought. Payment must be received by The Northern Trust Company by 4:00 p.m., ET, on the Business Day designated for settlement or the order will be cancelled. Shareholders receive the net asset value next calculated on the day the order is received in good order.

In certain circumstances, such as when the New York Stock Exchange or the U.S. Bond Market closes early, the officers of the Trust may set an earlier cut-off time for orders eligible for same day or next day settlement.

Orders accompanied by check, including your name and account number, should be sent to AMF Funds, P.O. Box 4766, Chicago, Illinois 60680-4766, and will receive the net asset value next computed after receipt of the order in good order. The Funds do not accept third party checks, starter checks, money orders, cash, currency or monetary instruments in bearer form. The Funds reserve the right to reject or restrict any specific purchase or exchange request.

A purchase order is considered binding upon the investor. If payment is not timely received, the Trust may hold the investor responsible for any resulting losses or expenses the Trust incurs. In addition, the Trust and/or its designated agents may prohibit or restrict the investor from making future purchases of the Trust’s shares. The Trust’s designated agents reserve the right to reimburse the Trust in their sole and absolute discretion on behalf of an investor for losses or expenses incurred by the Trust as a result of the investor’s failure to make timely payment.

Any federal funds received in respect of a cancelled order will be returned upon instructions from the sender without any liability to the Trust, the Adviser, the Distributor or The Northern Trust Company. If it is not possible to return such federal funds the same day, the sender will not have the use of such funds until the next day on which it is possible to effect such return. The Trust and/or its designated agents reserve the right to reject any purchase order.

It is important that each Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. Each Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent toll-free at (800) 247-9780 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Anti-Money Laundering Program

The Trust is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Trust may be required to hold the account of an investor if the investor appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a government agency.

Federal law requires the Trust to obtain, verify and record identifying information, which may include the name, street address, date of birth, taxpayer identification number or other identifying information for investors who open an account with the Trust. Financial institutions as defined at 31 U.S.C. 5312(a)(2) regulated by a federal functional regulator or a bank regulated by a state bank regulator are not subject to the customer identification requirements. The Trust may also ask to see other identifying documents. Applications without this information may not be accepted and orders will not be processed. Pending verification of the investor’s identity, the Trust will require a signature guarantee in order to process redemption requests. The Trust reserves the right to place limits on transactions in any account until the identity of the investor is verified; to refuse an investment in the Trust or involuntarily redeem an investor’s shares and close an account in the event that an investor’s identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Trust and its agents will not be responsible for any loss resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s shares when an investor’s identity cannot be verified.

Minimum Investment Required

For Large Cap Equity Fund Class AMF shareholders not enrolled in the Automatic Investment Plan (the “Plan”), the minimum initial investment in the Fund is $2,500 with a minimum investment balance of $1,000. For Class AMF shareholders enrolled in the Plan at the time of purchase, the minimum initial investment in the Fund is $1,000 (with a minimum monthly contribution to the Plan of $100). For Class AMF shareholders, the minimum subsequent investment for all accounts is $100.

For Class H shareholders, the minimum initial investment in the Large Cap Equity Fund is $3 million and there is no minimum investment balance required. Subsequent purchases in the Fund may be made in any amount by Class H shareholders. The Trust and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion.

For the Ultrashort Financing Fund, the minimum initial investment in the Fund is $10,000,000 for Class Y Shares and $25,000 for Class I Shares; provided, however, that the Trust and its designated agents reserve the right to accept a lesser initial investment in their sole and absolute discretion.

Dividends

Dividends of the Ultra Short Financing Fund are declared daily and paid monthly. Such dividends are declared immediately prior to 4:00 p.m. ET and are automatically reinvested in additional shares of a Fund unless the shareholder requests cash payments by contacting the Transfer Agent.

An investor will receive the dividend declared on both the day its purchase order is settled and the day its redemption order is effected, including any next succeeding non-Business Day or Days, since proceeds are normally wired the next Business Day.

The Large Cap Equity Fund typically declares and pays income dividends at least quarterly.

Net capital gains, if any, of a Fund are generally declared and paid once each year and reinvested in additional shares of a Fund or, at the shareholder’s option, paid in cash.

Frequent Purchases and Redemptions of Fund Shares

Frequent purchases and redemptions of a Fund’s shares may present risks to other shareholders of a Fund. These risks include disruption of portfolio investment strategies, with potential resulting harm to performance, and increased trading costs or fund expenses. The Funds discourage and have established policies and procedures designed to detect and deter frequent trading that may be harmful to shareholders for other than legitimate liquidity needs. Under the Funds’ policies and procedures approved by the Board of Trustees, (i) trading activity in shareholder accounts, that meet thresholds set by the Adviser based on the frequency and size of transactions in the account during a specified time period may be reviewed to assess whether the frequent trading in the account may be harmful to other shareholders and is pursued for the purpose of attempting to profit from anticipated short-term market moves up or down (“market timing”); (ii) each Fund, the Adviser and the Distributor reserve the right to reject or restrict any purchase order or exchange, including any frequent trading believed to constitute market timing; and (iii) each Fund, the Adviser and the Distributor are prohibited from entering into any agreement that would permit or facilitate market timing in a Fund. The Funds’ policies and procedures direct the Adviser to establish specific procedures to detect and deter market timing in order to implement a Fund’s frequent trading policies and procedures. Although these efforts are designed to deter frequent purchases and redemptions of fund shares pursued for purposes of market timing, there is no assurance that these policies and procedures will be effective. These policies and procedures may be modified or terminated at any time without notice to shareholders.

Shares of a Fund may be held in the name of a financial intermediary. These accounts may be comprised of multiple investors whose purchases and redemptions are aggregated and netted before being submitted to a Fund. With respect to accounts held through intermediaries, such intermediaries generally are contractually obligated to provide a Fund with certain shareholder trading information. However, a Fund cannot directly control activity through all channels and is dependent on intermediaries to enforce the Fund’s policies and procedures. In certain cases, intermediaries may be unable to implement these policies or may not be able to implement policies and procedures in the same manner as a Fund due to system or other constraints or issues. Shareholders who invest through omnibus accounts may be subject to policies and procedures that differ from those applied by a Fund to direct shareholders.

Redeeming Shares

Each Fund redeems shares at their respective net asset value next determined after the Transfer Agent receives the redemption request. Redemptions will generally be in the form of cash, though each Fund reserves the right to redeem in kind as described below. Each Fund typically expects that it will take one to three days following the receipt of your redemption request to pay out redemption proceeds; however, while not expected, payment of redemption proceeds may take up to seven days. Each Fund typically expects to satisfy redemption requests by using available cash or selling portfolio assets if available cash is not sufficient to meet redemption requests. Each Fund may use either cash, portfolio sales or, subject to limits described below, redemption in kind to satisfy redemption requests under normal or stressed market conditions.

Telephone Redemption

Shareholders may redeem their shares by telephoning the Transfer Agent on a Business Day. Call (800) 247-9780. Shareholders may experience difficulties contacting the Transfer Agent during drastic economic events, political uncertainty or national tragedies. In addition, shareholders can submit written requests for redemption as described under “Written Requests.”

Net asset value is determined each Business Day as described above in Net Asset Value – What Shares Cost. For the Ultrashort Financing Fund, the time the redemption request is received determines when proceeds are sent and the accrual of dividends. For the Ultrashort Financing Fund, redemption requests received prior to 12:00 Noon, ET on a Business Day or other day redemptions are permitted, are affected on the same day, and the shareholder would receive that day’s net asset value and dividend. Proceeds will normally be wired in federal funds to the shareholder’s bank or other account shown on the Trust’s records the next Business Day, but in no case later than seven days. Redemption requests received between 12:00 Noon and 4:00 p.m., ET, on a Business Day or other day redemption requests are permitted, are affected on the same day, and shareholders would receive that day’s net asset value and that day’s dividend. Proceeds will normally be wired in federal funds to the shareholder’s bank or other account shown on the Trust’s record no later than the second Business Day after receipt of the order, but in no case later than seven days. Shareholders will not receive a dividend for any day except the date the order is placed. For the Large Cap Equity Fund, proceeds will normally be wired in federal funds to the shareholder’s bank or other account shown on the Trust’s record no later than the second Business Day after receipt of the order, but in no case later than seven days.

Written Requests

Shares may also be redeemed by sending a written request to the AMF Funds, P.O. Box 4766, Chicago, Illinois 60680-4766.

Signatures

Signatures on written redemption requests must be guaranteed by one of the following:

•	a Federal Home Loan Bank

•	a savings association or a savings bank

•	a trust company or a commercial bank

•	a member firm of a domestic securities exchange or a registered securities association

•	a credit union or other eligible guarantor institution

In certain instances, the Transfer Agent may request signature guarantees or additional documentation believed necessary to insure proper authorization. The additional documentation may include a copy of a current corporate resolution, articles of incorporation and other appropriate documentation indicating which officers, directors, trustees or persons are authorized to act for a legal entity. The Trust or its designated agents may, in its sole discretion, accept a corporate seal in lieu of a Medallion signature guarantee from investors who are of the type described above. Shareholders with questions concerning documentation should call the Transfer Agent at (800) 247-9780.

Receiving Payment

Proceeds of written redemption requests are sent at the same time and in the same manner as for telephone redemptions, based on the time of the receipt in proper form (see “Telephone Redemption” above). If shares being redeemed were purchased by check, a Fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

Involuntary Redemption

The Trust reserves the right to redeem all of a Class AMF shareholder’s shares of the Large Cap Equity Fund after providing written notice if the total value of the shareholder’s Class AMF shares is less than the minimum investment balance ($1,000) as determined on an annual basis, unless the shareholder purchases additional shares to reach the minimum investment balance ($1,000) or enrolls in the Automatic Investment Plan.

Redemption in Kind

The Funds reserve the right to make a “redemption in kind” — payment in portfolio securities rather than cash — if the orderly liquidation of securities owned by a Fund is impracticable, or payment in cash would be prejudicial to the best interests of the remaining shareholders of a Fund. Pursuant to an election made by the Trust pursuant to Rule 18f-1 under the 1940 Act, it is the policy of the Funds to effect redemption requests in an amount up to $250,000 or 1% of a Fund’s net assets over a ninety-day period in cash. Redemptions in excess of this amount may be effected in-kind. Redemptions in kind are taxable for federal income tax purposes in the same manner as redemptions for cash. Redemptions paid in portfolio securities in lieu of cash will be subject to market fluctuation until sold and any illiquid securities may be difficult to convert to cash. Fund shareholders may also incur transaction costs when the securities are sold.

Exchanges

Shareholders may exchange shares of a Fund for shares in another fund of the Trust advised by the Adviser by telephoning the Transfer Agent on a Business Day. Call (800) 247-9780. Certain share classes of funds of the Trust advised by the Adviser charge a 12b-1 fee. If you exchange your shares of a Fund into a share class with a 12b-1 fee, you will pay the specified 12b-1 fee assessed on that share class’ average daily net assets. Exchanges may also be made by written request as previously described under “Written Requests.” The minimum amount for an exchange is the minimum initial investment of the fund whose shares are being acquired, provided, however, that the Trust and/or its designated agents reserve the right to accept exchanges below the minimum in their sole and absolute discretion. Exchanges will be affected at the relative net asset values next determined after receipt of an exchange request in proper form. Shareholders exchanging out of a Fund will receive dividends in such Fund through the date the exchange is effected and will begin receiving dividends in the other fund the next Business Day, as may be applicable. An exchange between funds will generally result in a capital gain or loss, since for federal income tax purposes an exchange is treated as a sale of the shares of the fund from which the exchange is made and a purchase of the shares of the fund into which the exchange is made. Because all Fund classes have not adopted a Rule 12b-1 Plan or the 12b-1 fee for each Fund or class may be different, if you exchange Class Y or Class I Shares of the Ultrashort Financing Fund for another Fund managed by the Adviser, you may pay a higher 12b-1 fee.

The availability of the exchange privilege is subject to the purchase and redemption policies and current operating practices of each Fund. For example, a shareholder may not exchange into a Fund that is closed to purchases and a shareholder may not exchange out of a Fund that is currently satisfying redemptions under the redemption in kind provisions.

The Trust reserves the right to amend or terminate this privilege upon 60 days’ notice to shareholders.

Purchasing, Redeeming and Exchanging Shares Through a Shareholder Servicing Agent

Shares of the Funds may be available through certain financial institutions (each such institution is a “Shareholder Servicing Agent”). The Funds have authorized one or more Shareholder Servicing Agents to receive purchase, exchange or redemption orders on its behalf, and the Shareholder Servicing Agents are authorized to designate other agents to receive purchase, exchange, or redemption orders on behalf of the Funds. A Shareholder Servicing Agent may impose transaction or administrative charges or other direct fees and may have different minimum transaction amounts. Therefore, you should contact the Shareholder Servicing Agent acting on your behalf concerning the fees (if any) charged in connection with a purchase, exchange or redemption of shares and you should read this Prospectus in light of the terms governing your accounts with the Shareholder Servicing Agent. A Shareholder Servicing Agent will be responsible for promptly transmitting client or customer purchase, exchange, and redemption orders to the Funds in accordance with its agreements with the Distributor or its designated agents and with clients and customers.

Certain Shareholder Servicing Agents, who have entered into agreements with the Funds, or if applicable its designated agents, may enter confirmed purchase orders on behalf of clients and customers for the Funds. If payment is not received in a timely manner, the Shareholder Servicing Agent could be held liable for resulting fees or losses. Each Fund will be deemed to have received a purchase, exchange, or redemption order when a Shareholder Servicing Agent, or if applicable its designated agent, receives a purchase, exchange or redemption order. Orders received will be priced at the Funds’ net asset value next computed after they are received by the Shareholder Servicing Agent or its authorized designee.

For further information as to how to direct a Shareholder Servicing Agent to purchase, exchange or redeem shares of any Fund on your behalf, you should contact your Shareholder Servicing Agent.

Shareholder Information

Voting Rights

The Trust currently has four separate funds, including the Funds. The shares of the other funds are described in separate prospectuses. Shares of each Fund represent interests only in the corresponding Fund and have equal voting rights within each Fund. The Ultrashort Financing Fund and the Large Cap Equity Fund each have two classes of shares: the Class Y Shares and the Class I Shares of the Ultrashort Financing Fund and the Class AMF Shares and the Class H Shares of the Large Cap Equity Fund. Shares of each class of the Ultrashort Financing Fund and the Large Cap Equity Fund have equal voting rights within each class and within the Fund. The Trust’s Second Amended and Restated Declaration of Trust provides that on any matter submitted to a vote of shareholders, all shares, irrespective of Fund or class, shall be voted in the aggregate and not by Fund or class, except that (i) as to any matter with respect to which a separate vote of any Fund or class is permitted or required by the 1940 Act or the document establishing and designating that Fund or class, such requirements as to a separate vote by that Fund or class shall apply in lieu of the aggregate voting as described above, and (ii) as to any matter which does not affect the interest of a particular Fund or class, only shareholders of the affected Fund or class shall be entitled to vote thereon. The Bylaws of the Trust require that a special meeting of shareholders be held upon the written request of shareholders holding not less than 10% of the issued and outstanding shares of the Trust (or the Fund or classes thereof).

Disclosure of Information Regarding Portfolio Holdings

A description of the Trust’s policy with respect to disclosure of information regarding the portfolio holdings of each Fund is available in the Statement of Additional Information (see “Disclosure of Information Regarding Portfolio Holdings” in the Statement of Additional Information).

Federal Income Tax Information

Each Fund intends to remain qualified as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), for its future taxable years so long as such qualification is in the best interests of shareholders. If a Fund so qualifies, it will not pay federal income tax on the income and capital gains that it distributes to its shareholders.

Each Fund intends to distribute all its net investment income and net capital gains, if any, to its shareholders. Unless otherwise exempt, shareholders are required to pay federal income tax on any taxable dividends and distributions received. This applies whether dividends or distributions are received in cash or as additional shares.

Distributions of net investment income, other than “qualified dividend income,” are taxable for federal income tax purposes at ordinary income tax rates. Distributions designated as qualified dividend income are generally taxed to non-corporate investors at federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements contained in the Code are satisfied. For the Ultrashort Financing Fund, it is not anticipated that the Fund will make distributions that are treated as qualified dividend income. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable for federal income tax purposes as long-term capital gain regardless of how long the shareholder has held fund shares. Long-term capital gain is taxable to non-corporate shareholders at a maximum federal income tax rate of 20%. In addition, certain non-corporate shareholders may be subject to an additional 3.8% Medicare tax discussed below. Distributions of net short-term capital gain (i.e., net short-term capital gain less any net long-term capital loss) are taxable as ordinary income regardless of how long the shareholder has held fund shares. For the Large Cap Equity Fund, dividends paid by the Fund may qualify in part for the “dividends received deduction” available to corporate shareholders, provided certain holding period and other requirements are satisfied.

Dividends declared in October, November, or December to shareholders of record as of a date in one of these months and paid during the following January are treated as if received by shareholders on December 31 of the calendar year declared. Information on the federal income tax status of dividends and distributions is provided annually.

If a shareholder purchases shares of the Large Cap Equity Fund shortly before a dividend or distribution, the shareholder will pay the full price for the shares and receive a portion of the purchase price back as a taxable distribution. This is referred to as “buying a dividend.”

Unless a shareholder is exempt from federal income tax, a redemption or exchange of Fund shares is generally a taxable event. Depending on the purchase price and the sale price of the shares the shareholder sells or exchanges, the shareholder may have a gain or a loss on the transaction. The gain or loss will generally be treated as a long-term capital gain or loss if the shares were held for more than one year. If the shares were held for one year or less, the gain or loss will generally be treated as a short-term capital gain or loss. The Ultrashort Financing Fund is not a money market fund and does not seek to comply with the provisions of Rule 2a-7 under the Investment Company Act of 1940, therefore shareholders of the Fund will not qualify for certain tax accounting methods available to shareholders of money market funds in connection with selling and exchanging shares of the Fund.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

The Funds may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or who fail to make required certifications or if the Funds or the shareholder has been notified by the Internal Revenue Service that the shareholder is subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the Internal Revenue Service.

Dividends and distributions may be subject to state and local taxes. Depending on your state’s tax laws, however, dividends attributable to interest earned on direct obligations of the U.S. Government may be exempt from such taxes.

Prospective shareholders of each Fund should consult with their own tax advisers concerning the effect of owning shares of a Fund in light of their particular tax situation.

Lost Shareholders, Inactive Accounts and Unclaimed Property

It is important that the Funds maintain a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Funds. Based upon statutory requirements for returned mail, the Funds will attempt to locate the shareholder or rightful owner of the account. If the Funds are unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 800-247-9780 at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of the Funds for past years. Certain information in the tables below reflects financial results for a single share outstanding throughout each period. The total return in the tables represent the rate that an investor would have earned on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the Funds has been audited by Cohen & Company, Ltd., an Independent Registered Public Accounting Firm, whose report, along with each Fund’s financial statements, is included in the Annual Report, which is available upon request.

Large Cap Equity Fund

LARGE CAP EQUITY FUND — CLASS AMF SHARES
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	Year Ended June 30,			Eight Months		Year Ended October 31,
	2021	2020	2019	Ended June 30, 2018		2017	2016
Net asset value, beginning of period	$7.91	$7.96	$8.39	$9.84		$10.34	$10.43
Income from investment operations:
Net investment income	0.04	0.05	0.05	0.04		0.11	0.12
Net realized and unrealized gains from investments	2.72	0.32	0.45	0.30		2.02	0.57
Total from investment operations	2.76	0.37	0.50	0.34		2.13	0.69
Less distributions:
From net investment income	(0.04)	(0.05)	(0.05)	(0.05)		(0.11)	(0.12)
From net realized gains	(0.30)	(0.37)	(0.88)	(1.74)		(2.52)	(0.66)
Total distributions	(0.34)	(0.42)	(0.93)	(1.79)		(2.63)	(0.78)
Change in net asset value	2.42	(0.05)	(0.43)	(1.45)		(0.50)	(0.09)
Net asset value, end of period	$10.33	$7.91	$7.96	$8.39		$9.84	$10.34
Total return	35.61%	4.41%	7.68%	3.41	%(1)	24.63%	7.06%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$40,977	$32,305	$34,453	$35,819		$40,104	$36,668
Ratio of net expenses to average net assets	1.75%	2.01%	1.77%	1.49	%(2)	1.40%	1.32%
Ratio of net investment income to average net assets	0.42%	0.55%	0.63%	0.69	%(2)	1.09%	1.18%
Ratio of gross expenses to average net assets(3)	1.85%	2.11%	1.89%	1.59	%(2)	1.50%	1.42%
Portfolio turnover rate	17%	33%	26%	21	%(1)	112%	76%

(1)	Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	During the periods shown, certain fees were contractually and voluntarily reduced. If such contractual and voluntary fee reductions had not occurred, the ratios would have been as indicated.

LARGE CAP EQUITY FUND — CLASS H SHARES
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	Year Ended June 30,			Eight Months		Year Ended October 31,
	2021	2020	2019	Ended June 30, 2018		2017	2016
Net asset value, beginning of period	$7.87	$7.93	$8.36	$9.82		$10.34	$10.43
Income from investment operations:
Net investment income	0.06	0.05	0.07	0.05		0.12	0.15
Net realized and unrealized gains from investments	2.70	0.33	0.45	0.30		2.02	0.56
Total from investment operations	2.76	0.38	0.52	0.35		2.14	0.71
Less distributions:
From net investment income	(0.06)	(0.07)	(0.07)	(0.07)		(0.14)	(0.14)
From net realized gains	(0.30)	(0.37)	(0.88)	(1.74)		(2.52)	(0.66)
Total distributions	(0.36)	(0.44)	(0.95)	(1.81)		(2.66)	(0.80)
Change in net asset value	2.40	(0.06)	(0.43)	(1.46)		(0.52)	(0.09)
Net asset value, end of period	$10.27	$7.87	$7.93	$8.36		$9.82	$10.34
Total return	35.86%	4.56%	7.93%	3.54	%(1)	24.76%	7.23%
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$8,943	$6,793	$6,887	$6,333		$6,196	$5,313
Ratio of net expenses to average net assets	1.50%	1.76%	1.56%	1.35	%(2)	1.25%	1.16%
Ratio of net investment income to average net assets	0.67%	0.80%	0.85%	0.82	%(2)	1.24%	1.38%
Ratio of gross expenses to average net assets(3)	1.60%	1.86%	1.64%	1.35	%(2)	1.25%	1.16%
Portfolio turnover rate	17%	33%	26%	21	%(1)	112%	76%

(1)	Not annualized for periods less than one year.

(2)	Annualized for periods less than one year.

(3)	During the periods shown, certain fees were contractually and voluntarily reduced. If such contractual and voluntary fee reductions had not occurred, the ratios would have been as indicated.

AAAMCO Ultrashort Financing Fund

AAAMCO ULTRASHORT FINANCING FUND — CLASS I SHARES
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	Year Ended June 30					Eight Months		Period Ended
	2021		2020		2019	Ended June 30, 2018		October 31, 2017(1)
Net asset value, beginning of period	$9.9992		$10.00		$10.00	$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.0272		0.1567		0.2507	0.1260		0.0533
Net realized and unrealized gains (losses) from investments	0.0010	(2)	(0.0002	)(2)	(0.0003)	(0.0025)		0.0018	(2)
Total from investment operations	0.0282		0.1565		0.2504	0.1235		0.0551
Less distributions:
From net investment income	(0.0282)		(0.1573)		(0.2504)	(0.1235)		(0.0551)
Change in net asset value	—		(0.0008)		—	—		—
Net asset value, end of period	$9.9992		$9.9992		$10.00	$10.00		$10.00
Total return	0.28%		1.58%		2.53%	1.24	%(3)	0.55	%(3)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$12,153		$7,464		$6,784	$8,632		$9,049
Ratio of net expenses to average net assets(4)	0.31	%(7)	0.27%		0.27%	0.30	%(5)	0.34	%(5)
Ratio of net investment income to average net assets	0.27%		1.60%		2.48%	1.89	%(5)	1.32	%(5)
Ratio of gross expenses to average net assets(6)	0.49%		0.48%		0.67%	1.05	%(5)	1.05	%(5)
Portfolio turnover rate	—%		24%		258%	706	%(3)	389	%(3)

(1)	For the period from June 6, 2017, commencement of operations, to October 31, 2017.

(2)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)	Not annualized for periods less than one year.

(4)	The impact of the voluntary waivers for the years ended June 30, 2019, 2020 and 2021 were 0.09%, 0.08%, and 0.04%, respectively.

(5)	Annualized for periods less than one year.

(6)	During the periods shown, certain fees were contractually and voluntarily reduced. If such contractual and voluntary fee reductions had not occurred, the ratios would have been as indicated.

(7)	Expenses include interest expense of less than 0.01% impact to Average Net Assets.

AAAMCO ULTRASHORT FINANCING FUND — CLASS Y SHARES
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the periods indicated.

	Year Ended June 30				Eight Months		Period Ended
	2021		2020	2019	Ended June 30, 2018		October 31, 2017(1)
Net asset value, beginning of period	$10.0002		$10.00	$10.00	$10.00		$10.00
Income (loss) from investment operations:
Net investment income	0.0332		0.1618	0.2527	0.1290		0.0553
Net realized and unrealized gains (losses) from investments	(0.0002)		0.0007	0.0028 (2)	(0.0021)		0.0018	(2)
Total from investment operations	0.0330		0.1625	0.2555	0.1269		0.0571
Less distributions:
From net investment income	(0.0332)		(0.1623)	(0.2555)	(0.1269)		(0.0571)
Change in net asset value	(0.0002)		0.0002	—	—		—
Net asset value, end of period	$10.0000		$10.0002	$10.00	$10.00		$10.00
Total return	0.33%		1.68%	2.58%	1.28	%(3)	0.57	%(3),(4)
Ratios/Supplemental data:
Net assets, end of period (in 000’s)	$450,024		$400,118	$567,339	$50,919		$50,281
Ratio of net expenses to average net assets(5)	0.26	%(8)	0.22%	0.21%	0.25	%(6)	0.29	%(6)
Ratio of net investment income to average net assets	0.33%		1.69%	2.63%	1.95	%(6)	1.37	%(6)
Ratio of gross expenses to average net assets(7)	0.39%		0.38%	0.43%	0.95	%(6)	0.96	%(6)
Portfolio turnover rate	—%		24%	258%	706	%(3)	389	%(3)

(1)	For the period from June 6, 2017, commencement of operations, to October 31, 2017.

(2)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(3)	Not annualized for periods less than one year.

(4)	During the period ended October 31, 2017, the AAAMCO Ultrashort Financing Fund received monies from the Adviser. If these monies were not received, the return for the period would have been 0.47%.

(5)	The impact of the voluntary waivers for the years ended June 30, 2019, 2020 and 2021 were 0.09%, 0.08%, and 0.04%, respectively.

(6)	Annualized for periods less than one year.

(7)	During the periods shown, certain fees were contractually and voluntarily reduced. If such contractual and voluntary fee reductions had not occurred, the ratios would have been as indicated.

(8)	Expenses include interest expense of less than 0.01% impact to Average Net Assets.

Shareholder Reference Information

Distributor

Austin Atlantic Capital Inc.
1 Alhambra Plaza, Suite 100
Coral Gables, Florida 33134

Adviser

Austin Atlantic Asset Management Co.
1 Alhambra Plaza, Suite 100
Coral Gables, Florida 33134

Sub-Adviser for AAAMCO Ultrashort Financing Fund

FolioBeyond, LLC
1050 Park Avenue, Suite 6A

New York, New York 10028

Sub-Adviser for Large Cap Equity Fund

System Two Advisors L.P.
47 Maple Street #303
Summit, NJ 07901

Legal Counsel

Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601

Custodian

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Business Manager and Administrator

Foreside Management Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

Financial Administrator and Transfer and Dividend Agent

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, Ohio 44115

Additional information about the Funds may be found in the Statement of Additional Information. The Statement of Additional Information contains more detailed information on the Funds’ investments and operations. The annual shareholder report contains a discussion of the market conditions and the investment strategies that significantly affected the performance of the Funds during the last fiscal year. The annual and semi-annual shareholder reports contain a listing of the Funds’ portfolio holdings and the Funds’ financial statements. These documents, when available, may be obtained without charge from the following sources:

By Phone: 1-800-247-9780	By Internet: http://www.amffunds.com http://www.sec.gov (EDGAR Database)

By Mail: Asset Management Fund P. O. Box 4766 Chicago, Illinois 60680-4766	By E-mail: publicinfo@sec.gov (a duplication fee is charged)

To request other information about the Fund or to make shareholder inquiries, call 1-800-247-9780

The Statement of Additional Information is incorporated by reference into this Prospectus (is legally a part of this Prospectus).

Investment Company Act file number:	Asset Management Fund	811-03541

Asset Management Fund

Privacy Policy & Practices

Asset Management Fund (“AMF”) recognizes and respects the privacy expectations of our shareholders. We do not sell information about current or former customers or their accounts to third parties. We provide this notice to you so that you will know what kinds of information we collect about shareholders of the Fund and the circumstances in which that information may be disclosed.

Collection of Customer Information:

We collect nonpublic personal information about our shareholders from the following sources:

•	Account Applications, shareholder profiles and other forms, which may include a shareholder’s name, address, social security number, and information about a shareholder’s investment goals and risk tolerance

•	Account History, for example, copies of confirmations or statements which may include information about investment transactions or the balances in a shareholder’s account

•	Correspondence, written, telephonic or electronic between a shareholder and AMF.

Disclosure of Customer Information:

We will not disclose any of the shareholder information we collect to third parties who are not affiliated with the Fund other than:

•	to effect or administer transactions at your request

•	as permitted or required by law or regulation - for example, to service providers to the Fund, in connection with an audit or examination, or to respond to a subpoena or similar legal process

Security of Customer Information:

We have physical, electronic and procedural safeguards to protect nonpublic personal information of our shareholders. We will adhere to the policies and practices described in this notice regardless of whether you are a current or former shareholder of the Fund. AMF may restrict access to client nonpublic personal information by, among other things, password-protecting electronic information, having such information in a designated location that is not accessible to all employees, or otherwise segregating such information.

ASSET MANAGEMENT FUND
STATEMENT OF ADDITIONAL INFORMATION

October 28, 2021

AAAMCO Ultrashort Financing Fund – Class Y/REPYX – Class I/REPOX

Large Cap Equity Fund – Class AMF/IICAX – Class H/IICHX

690 Taylor Road, Suite 210, Gahanna, Ohio 43230

The AAAMCO Ultrashort Financing Fund and the Large Cap Equity Fund (each, a “Fund” and collectively, the “Funds”) are each a portfolio of Asset Management Fund (the “Trust”), a professionally managed, diversified, open-end investment company. Each Fund is represented by a series of shares separate from those of the Trust’s other series.

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus for the Funds, dated October 28, 2021 (the “Prospectus”), a copy of which may be obtained from the Trust at Asset Management Fund, c/o Northern Trust, Attn: Funds Center C5S, 801 S. Canal St., Chicago, IL 60607 or by calling 1-800-247-9780.

The financial statements, notes and report of the independent registered public accounting firm pertaining to each Fund, which appear in the Funds’ 2021 Annual Report to Shareholders, are incorporated herein by reference.  The Funds’ 2021 Annual Report is available, without charge, upon request by calling 1-800-247-9780.

TABLE OF CONTENTS

Trust History	1
Organization and Description of Shares	1
The Funds’ Objectives and Investment Policies	2
Investment Restrictions	11
Purchase and Redemption of Shares	15
Management of the Trust	16
Control Persons and Principal Holders of Securities	21
Investment Adviser	22
Distributor	27
Code of Ethics	29
Proxy Voting Policies and Procedures	29
Fund Services	30
Determination of Net Asset Value	32
Federal Income Tax Matters	32
Fund Transactions	36
Disclosure of Information Regarding Portfolio Holdings	38
Counsel and Independent Registered Public Accounting Firm	39
General Information	39
Financial Statements	40
Appendix A	A-1

Capitalized terms not defined in this Statement of Additional Information and defined in the Prospectus shall have the meanings defined in the Prospectus.

TRUST HISTORY

The Trust is a Delaware statutory trust operating under a Second Amended and Restated Declaration of Trust dated November 27, 2018.

The Trust was formerly a Maryland corporation, which commenced operations on November 9, 1982. In September 1994, the Trust changed its name from Asset Management Fund for Financial Institutions, Inc. to Asset Management Fund, Inc. and on September 30, 1999, as part of the reorganization into a Delaware statutory trust, changed its name to Asset Management Fund. The Trust is an open-end, management investment company and each of the Funds is diversified.

ORGANIZATION AND DESCRIPTION OF SHARES

The Trust currently offers an unlimited number of shares of beneficial interest divided into four (4) funds, including the Funds. The other two (2) funds are described in a separate prospectus and statement of additional information. The shares of each fund represent interests only in the corresponding fund. Shares of the Large Cap Equity Fund are issued in two classes: Class AMF shares and Class H shares. Shares of the AAAMCO Ultrashort Financing Fund are issued in two classes: Class Y Shares and Class I Shares. For each Fund, when shares are issued and paid for in accordance with the terms of offering, each share is validly issued, fully paid and non-assessable. All shares of beneficial interest of the same class have equal dividend, distribution, liquidation and voting rights and are redeemable at net asset value, at the option of the shareholder. In addition, the shares have no preemptive, subscription or conversion rights and are freely transferable.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted, by the provisions of such Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares (as defined under “General Information” below) of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter unless the interests of each class in the matter are substantially identical or the matter does not affect any interest of such class. However, the Rule exempts the selection of independent public accountants and the election of trustees from the separate voting requirements of the Rule.

The Trust is responsible for the payment of its expenses. Such expenses include, without limitation, the fees payable to Austin Atlantic Asset Management Co. (the “Investment Adviser”), Austin Atlantic Capital Inc. (the “Distributor”) and Foreside Management Services, LLC (“Foreside” or “Administrator”) and other service providers with respect to each Fund, any brokerage fees and commissions of each Fund, any portfolio losses of each Fund, each Fund’s pro rata share of taxes, interest or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against the Trust with respect to each Fund for violation of any law, and extraordinary expenses incurred by the Trust with respect to each Fund.

THE FUNDS’ OBJECTIVES AND INVESTMENT POLICIES

Notwithstanding anything to the contrary in this Statement of Additional Information or the Prospectus, the Ultrashort Financing Fund seeks to limit its investments and investment techniques so as to qualify as a permissible investment for nationally chartered banks and federal credit unions under current applicable federal laws and regulations.

 Repurchase Agreements. Each Fund may, subject to its investment policies, enter into repurchase agreements under which it may acquire obligations of the U.S. Government or other obligations, and with respect to the Ultrashort Financing Fund, U.S. Government and Government agency securities, subject to an obligation of the seller to repurchase and the Fund to resell the instrument at a fixed price and time, thereby determining the yield during the Fund’s holding period. If the seller defaults on its obligation to repurchase the underlying instrument from the Fund, which in effect constitutes collateral for the seller’s obligation, at the price and time fixed in the repurchase agreement, the Fund might incur a loss if the value of the collateral declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Fund may be delayed or limited. Each Fund may enter into repurchase agreements with banks, broker/dealers, and other financial service firms that meet the Investment Adviser’s credit guidelines and have been approved by the Investment Adviser’s credit committee. The Ultrashort Financing Fund may also enter into repurchase agreements with mortgage bankers, real estate investment trusts (REITs), investment companies or private funds. The Ultrashort Financing Fund will limit its collateral to assets which qualify for investment by commercial banks and federal credit unions with a focus on obligations of the U.S. Government and U.S. Government agency securities. Each Fund will hold collateral whose market value, including accrued interest, will be at least equal to 102% of the dollar amount invested by the Fund, and each Fund will make payment for such instruments only upon their physical delivery to, or evidence of their book entry transfer to the account of, the Trust’s custodian. Repurchase agreements with remaining terms exceeding seven days will be deemed to be illiquid.

Reverse Repurchase Agreements. The Ultrashort Financing Fund may invest in reverse repurchase agreements. In a reverse repurchase agreement, the Ultrashort Financing Fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price reflecting the interest rate effective for the term of the agreement. For purposes of the 1940 Act, a reverse repurchase agreement is considered borrowing by the Ultrashort Financing Fund and, therefore, a form of leverage. Leverage may cause any gains or losses for the Ultrashort Financing Fund to be magnified. The Ultrashort Financing Fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, except for liquidity purposes, the Fund will enter into a reverse repurchase agreement only when the expected return from the investment of the proceeds is greater than the expense of the transaction. The Ultrashort Financing Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The Ultrashort Financing Fund would be required to pay interest on amounts obtained through reverse repurchase agreements, which are considered borrowings under federal securities laws. The repurchase price is generally equal to the original sales price plus interest. Reverse repurchase agreements are usually for seven days or less and cannot be repaid prior to their expiration dates. The Ultrashort Financing Fund will earmark and reserve Ultrashort Financing Fund assets, in cash or liquid securities, in an amount at least equal to its purchase obligations under its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the portfolio securities transferred may decline below the price at which the Ultrashort Financing Fund is obliged to purchase the securities. All forms of borrowing (including reverse repurchase agreements) are limited in the aggregate and may not exceed 33 1/3% of a Fund’s total assets, except as permitted by law.

FDIC Insured Institutions. Although a Fund’s investment in certificates of deposit and other time deposits in a Federal Deposit Insurance Corporation (“FDIC”) insured institution is insured to the extent of $250,000 by the FDIC, the Fund may invest more than $250,000 with a single institution, and any such excess and any interest on the investment would not be so insured. Deposits in foreign branches of FDIC insured banks are not insured by the FDIC. Securities issued by FDIC insured institutions are not insured by the FDIC.

The Ultrashort Financing Fund will invest in deposits of an FDIC insured institution only if the Investment Adviser has deemed such institution or a security issued by such institution to qualify as investment grade pursuant to applicable banking regulations.

Illiquid Securities. The term “illiquid securities” for this purpose means any investment that the Investment Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the Funds’ liquidity risk management program (LRM Program) adopted pursuant to Rule 22e-4 under the 1940 Act. Under the Funds’ LRM Program, each Fund may not hold more than 15% of its net assets in illiquid securities. The LRM Program administrator is responsible for determining the liquidity classification of a Fund’s investments and monitoring compliance with the 15% limit on illiquid securities. Illiquid securities are considered to include, among other things, repurchase agreements with remaining maturities in excess of seven days, fixed time deposits which are not subject to prepayment (other than overnight deposits), and other securities whose disposition is restricted under federal securities laws other than securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Investment Adviser has determined to be liquid under procedures approved by the Board of Trustees.

Illiquid securities may include privately placed securities, which are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered under the federal securities laws. Although certain of these securities may be readily sold, others may be illiquid, and their sale may involve substantial delays and additional costs.

Portfolio Turnover. A change in the securities held by a Fund is known as “portfolio turnover.” A Fund pays transaction costs, such as commissions, when it buys and sells securities for its portfolio. A Fund’s portfolio turnover rate is the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. High portfolio turnover may affect the amount, timing, and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. A Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. Higher portfolio turnover may also result in higher transaction costs, and prepayments of mortgage-backed securities will cause a Fund to have an increased portfolio turnover rate. The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. However, because the Ultrashort Financing Fund’s repurchase agreement investments do not result in transaction costs, and are short term in nature, a higher turnover rate may not be indicative of higher trading costs and/or higher taxes. To the extent that net short-term capital gains are realized by a Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

Temporary Defensive Strategies. For temporary or defensive purposes, each Fund may invest up to 100% of its assets in cash, debt securities issued by the U.S. Government or its agencies and short-term money market securities (and investment grade corporate bonds for the Large Cap Equity Fund), when the Investment Adviser deems it prudent to do so. When a Fund engages in such strategies, it may not achieve its investment objective.

In taking this action, the Large Cap Equity Fund would reduce its exposure to fluctuations and risks in the market for equity securities and would increase its exposure to fluctuations and risks of the market for debt securities. These defensive actions would reduce the benefit from any upswing in the equity markets and, if the Investment Adviser does not correctly anticipate fluctuations in the equity and debt securities markets, may not contribute to the achievement of the Large Cap Equity Fund’s investment objectives.

U.S. Government Securities. Subject to its specific policies, each Fund may invest in obligations issued or guaranteed by the United States or certain agencies or instrumentalities thereof or a U.S. Government-sponsored corporation. These include, but are not limited to, obligations issued by the United States or by a Federal Home Loan Bank, the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”), the Government National Mortgage Association (“GNMA”), Federal Housing Authority (“FHA”), and the Federal Farm Credit Banks. Because many of these U.S. Government securities are not backed by the “full faith and credit” of the United States, the Fund must look principally to the agency or instrumentality or corporation issuing or guaranteeing such obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality or corporation does not meet its commitment.

When-Issued, Delayed-Delivery and To Be Announced Securities. Each Fund may purchase when-issued, delayed-delivery securities. The Ultrashort Financing Fund may purchase to-be-announced (“TBA”) mortgage-backed securities. In when-issued transactions, securities are bought or sold during the period between the announcement of an offering and the issuance and payment date of the securities. When securities are purchased on a delayed-delivery basis, the price of the securities is fixed at the time the commitment to purchase is made, but settlement may take place at a future date. TBA mortgage-backed securities are mortgage pools where the issuer has defined and agreed to, in advance, the basic terms for investors, but has not yet specified the mortgage pools that will serve as collateral and will be delivered to the Fund.

 Securities purchased for payment and delivery at a future date are subject to market fluctuation, and no interest accrues to the Funds until delivery and payment take place. By the time of delivery, such securities may be valued at less than the purchase price. At the time a Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value each day of such securities in determining its net asset value. When such securities are purchased, a Fund must segregate liquid assets to pay for the purchase until acquisition. Note that securities transactions settling with a short time-frame (i.e., two-day regular way settlement) are not considered forward commitments for purposes of the segregation rules. Securities which have normal settlement practices beyond the two-day regular settlement do not require segregation. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the securities that are segregated and/or from available cash. If a Fund sells such a security before the security has been delivered, the Investment Adviser will instruct the Trust’s custodian to segregate assets to cover the security to satisfy the Fund’s delivery obligations. Whenever a Fund is required to segregate assets, notations on the books of the Trust’s custodian or fund accounting agent are sufficient to constitute segregated assets. In addition, FINRA has developed, and the SEC has approved, new requirements for the posting of initial and variation margin on all forward settling trades. For transactions above a certain threshold, the Funds will be required to post cash margin to the broker/dealer counterparty. The Investment Adviser has negotiated Master Securities Forward Transaction Agreements (“MSFTAs”) with broker/dealers to prepare for these rules.

The Ultrashort Financing Fund may also sell securities on a TBA basis. The Fund may engage in forward sales of TBA trades only when the Fund has identified and segregated the actual mortgage pools held in position to be delivered in fulfillment of the TBA trade obligation (specifying the pool or Cusip number.)

Adjustable Rate Securities. The Ultrashort Financing Fund may purchase securities that have variable or floating rates of interest (“Adjustable Rate Securities”). These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The interest paid on Adjustable Rate Securities is a function primarily of the index or market rate upon which the interest rate adjustments are based. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates, but because of the interest reset provision, the potential for capital appreciation or depreciation is generally less than for fixed rate obligations.

Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. There can be no assurance that the CPI-U or any inflation index will accurately measure the real rate of inflation in the prices of goods and services.

For federal income tax purposes, any increase in the principal amount of an inflation-indexed bond will generate taxable ordinary income prior to the payment of such amount. Thus, a Fund may be required to dispose of portfolio securities when it might not otherwise do so in order to satisfy the distribution requirements for qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), and to avoid federal income and excise taxes.

Convertible Securities. The Large Cap Equity Fund may invest in corporate debt securities convertible into common stock. It is not expected that the Large Cap Equity Fund’s holdings of convertible debt securities would ordinarily exceed 5% of the Large Cap Equity Fund’s assets.

Commercial Paper. The Large Cap Equity Fund may invest its non-committed cash in commercial paper. Appendix A to this SAI describes the various ratings assigned to fixed income securities by Moody’s Investor Service, Inc. (“Moody’s”) and Standard & Poor’s Rating Services (“S&P”). The Large Cap Equity Fund’s investments in commercial paper ordinarily consist of commercial paper rated “Prime-2” or better by Moody’s or rated “A-2” or better by S&P.

LIBOR Rate Risk.  Many debt securities, derivatives and other financial instruments utilize LIBOR as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.

In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. The Federal Reserve Bank of New York began publishing the SOFR earlier in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions.

On March 5, 2021, regulators and industry groups provided market participants with much anticipated clarity by announcing the dates for the cessation of publication of, and non-representativeness of, various settings and currencies of LIBOR. Non-U.S. dollar LIBOR rates will cease to be published by December 31, 2021, and U.S. dollar based LIBOR will cease publication on June 30, 2023. The transition process to new benchmarks may lead to increased volatility and illiquidity in markets that currently rely on the LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments.

Hedging Strategies. Each Fund may, but is not required to, use financial contracts, commonly referred to as derivatives, for hedging purposes. The Investment Adviser will limit the use of financial contracts based on regulations governing national banks and federal credit unions. Generally, the value of these financial contracts depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates and related indices. Examples of these instruments include options contracts, futures contracts, options on futures contracts and swap agreements. The Investment Adviser may decide not to employ any of these strategies and there is no assurance that any hedging strategy used by a Fund will succeed.

Effective December 31, 2012, the CFTC adopted certain regulatory changes that subject registered investment companies and advisors to regulation by the CFTC if a fund invests more than a prescribed level of its liquidation value in CFTC-regulated futures, options, and swaps, or if the fund markets itself as providing investment exposure to such instruments.

Use of financial contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments. The following provides a more general discussion of important risk factors relating to all financial contracts that may be used by a Fund.

(i) Management Risk. Financial contracts are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a financial contract requires an understanding not only of the underlying instrument but also of the financial contract itself, without the benefit of observing the performance of the financial contract under all possible market conditions.

(ii) Credit Risk. The use of a financial contract involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract’s terms. The Ultrashort Financing Fund expects that its use of financial contracts will be executed and cleared through a federally regulated exchange or derivatives clearing organization.

(iii) Liquidity Risk. Liquidity risk exists when a particular financial contract is difficult to purchase or sell. If a transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated financial contracts), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

(iv) Leverage Risk. Because many financial contracts have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the financial contract itself. Certain financial contracts have the potential for unlimited loss, regardless of the size of the initial investment.

(v) Market and Other Risks. Like most other investments, financial contracts are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. If the Investment Adviser incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using financial contracts for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving financial contracts can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because the Fund is legally required to maintain offsetting positions or asset coverage in connection with certain transactions.

Other risks in using financial contracts include the risk of mispricing or improper valuation of financial contracts and the inability of financial contracts to correlate perfectly with underlying assets, rates and indices. Many financial contracts, in particular privately negotiated financial contracts, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of financial contracts may not correlate perfectly, or at all, with the value of the assets, reference rates or indices they are designed to closely track. In addition, a Fund’s use of financial contracts may accelerate the recognition of income by the Fund, defer the recognition of losses, affect the character of gain and loss realized by the Fund, and cause the Fund to realize higher amounts of short-term capital gains (generally taxed for federal income tax purposes at ordinary income tax rates when distributed to shareholders) than if the Fund had not used such instruments.

Investment in Other Investment Companies. A Fund may invest in securities issued by other investment companies, including another fund managed by the Investment Adviser (“Austin Atlantic Fund”). Such securities will be acquired by a Fund to the extent permitted by the 1940 Act and consistent with its investment objective and strategies. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including management fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. To the extent a Fund invests in an underlying Austin Atlantic Fund because the Investment Adviser provides services to and receives fees from the underlying Austin Atlantic Fund, a Fund’s investment in the underlying Austin Atlantic Fund may benefit the Investment Adviser. To the extent a Fund invests in an underlying Austin Atlantic Fund, the Investment Adviser has contractually agreed to waive the Fund’s fees in the pro rata amount of the management fee charged by the underlying Austin Atlantic Fund. The Ultrashort Financing Fund has a policy that it will not invest in other investment companies, except for money market funds.

Loans of Portfolio Securities. For the purpose of achieving income, the Large Cap Equity Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund may pay lending fees to a party arranging the loan. The Fund did not engage in any securities lending activity during the most recent fiscal year.

Mortgage Securities

Mortgage-backed Securities. Most mortgage-backed securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by unscheduled payments resulting from the sale of the underlying residential property, refinancing or foreclosure net of fees or costs which may be incurred. Some mortgage-related securities have additional features that entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, regardless of whether or not the mortgagor actually makes the payment. Any guarantees of interest and principal payments may be either as to timely or ultimate payment.

The average maturity of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool’s average maturity may be shortened by unscheduled or early payments of principal and interest on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, and the location and age of the mortgage. Since prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool or group of pools. However, the average life will be substantially less than the stated maturity.

Mortgage-backed securities may be classified into the following principal categories, according to the issuer or guarantor:

Government mortgage-backed securities consist of both governmental and government-related securities. Governmental securities are backed by the full faith and credit of the U.S. Government. GNMA, the principal U.S. Government guarantor of such securities, is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest, but not of market value, on securities issued by approved institutions and backed by pools of Federal Housing Administration-insured, Veterans Administration-guaranteed mortgages, U.S. Department of Agriculture, or Rural Housing Service loans. Government-related securities are issued by U.S. Government-sponsored enterprises (“GSEs”) and are not backed by the full faith and credit of the U.S. Government. Historically, issuers include FNMA and FHLMC. In 2014, the Federal Housing Financing Authority (“FHFA”), the regulator of the GSEs, directed the GSEs to build an infrastructure through which a single mortgage-backed security (also called a common security) could be issued to replace FNMA and FHLMC MBS. FHFA’s principal objectives for the common security were to establish a single, liquid market for mortgage-backed securities. In 2019, the GSEs launched the Uniform Mortgage Backed Security (UMBS), a mortgage backed security with the same structure issued either by FNMA or FHLMC and backed only by that Enterprise’s single family fixed rate mortgages.

The U.S. Small Business Administration (SBA) is a United States government agency that provides support to entrepreneurs and small businesses and provides loans are part of this mandate. The SBA is authorized to issue loans to these borrowers, with up to 90% of the loan guaranteed by the full faith and credit of the U.S. government. The guaranteed portions of the loan can be issued as certificates and pooled and are eligible as investments and as collateral in repurchase agreements by the Fund.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC issues mortgage-backed securities representing interests in mortgage loans pooled by it. FHLMC guarantees the timely payment of interest and ultimate collection of principal.

In September 2008, the U.S. Treasury announced a federal takeover of FNMA and FHLMC, placing the two federal instrumentalities in conservatorship. Under the takeover, the U.S. Treasury agreed to acquire senior preferred stock of each GSE and obtained warrants for the purchase of common stock of each GSE. The U.S. Treasury also pledged to make additional capital contributions as needed to help ensure that the GSE maintain a positive net worth and meet their financial obligations, preventing mandatory triggering of receivership. FNMA and FHLMC continue to rely on the support of the U.S. Treasury to continue operations, and it is not known when the conservatorships will be terminated or what changes will be made to their operations following the conservatorships.

If mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holders’ principal investment to the extent of the premium paid. On the other hand, if mortgage securities are purchased at a discount, both a scheduled payment of principal and an unscheduled repayment of principal will increase current and total returns.

The Ultrashort Financing Fund may invest in mortgage-backed securities that may be affected by a number of external factors, such as home prices and mortgage loan underwriting standards, as well as a number of macro-economic factors, such as demographic and employment trends. These variables may have direct impacts on interest and mortgage prepayment rates and therefore directly impact the performance of the Fund. In addition, the resolution of the U.S. federal government’s ownership policies concerning FHLMC and FNMA remains unclear. Changes to this policy, particularly the potential for the privatization of the GSEs, could have a far-reaching impact on the Fund’s holdings, and could create liquidity and valuation issues with respect to these securities and other mortgage-backed securities in which the Fund may invest.

Adjustable Rate Mortgage Securities. The adjustable rate feature of the mortgages underlying the adjustable rate mortgage securities (“ARMS”) in which the Ultrashort Financing Fund may invest will help to reduce sharp changes in the Fund’s net asset value in response to normal interest rate fluctuations to the extent that the Fund is invested in ARMS. As the interest rates on the mortgages underlying the Fund’s investments in ARMS are reset periodically, the yields of such portfolio securities will gradually align themselves to reflect changes in market rates so that the market value of such securities will remain relatively constant as compared to fixed-rate instruments. This in turn should cause the net asset value of the Fund to fluctuate less than it would if the Fund invested entirely in more traditional longer-term, fixed-rate debt securities.

In contrast to fixed-rate mortgages, which generally decline in value during periods of rising interest rates, ARMS permit the Fund to participate in increases in interest rates through periodic adjustments in the coupons of the underlying mortgages. This should produce both higher current yields and lower price fluctuations during such periods to the extent the Fund has invested in ARMS. Furthermore, if prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund generally will be able to reinvest such amounts in securities with a higher yield. For certain types of ARMS, the rate of amortization of principal, as well as interest payments, can and does change in accordance with movements in a particular, pre-specified, published interest rate index. The amount of interest due to an ARMS holder is calculated by adding a specified additional amount, the “margin,” to the index, subject to limitations or “caps” on the maximum or minimum interest that is charged to the mortgagor during the life of the mortgage or to maximum and minimum changes in the interest rate during a given period. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization.

As a result, the Ultrashort Financing Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of adjustable rate mortgages held as investments to exceed the maximum allowable annual (usually 100 to 200 basis points) or lifetime reset limits (or “cap rates”) for a particular mortgage. Fluctuations in interest rates above these levels could cause such mortgage securities to behave more like long-term, fixed-rate debt securities. Moreover, the Fund’s net asset value could vary to the extent that current yields on mortgage-backed securities are different than market yields during interim periods between coupon reset dates. Thus, investors could suffer some principal loss if they sold their shares of the Fund before the interest rates on the underlying mortgages were adjusted to reflect current market rates.

The interest rates paid on the mortgages underlying the ARMS in which the Ultrashort Financing Fund may invest generally are readjusted at intervals of one year or less to an increment over some predetermined interest rate index. There are several main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year London Interbank Offered Rate (LIBOR), rates on six-month certificates of deposit, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and are somewhat less volatile.

All mortgage-backed securities carry the risk that interest rate declines may result in accelerated prepayment of mortgages and the proceeds from such prepayment of mortgages may be reinvested at lower prevailing interest rates. During periods of declining interest rates, the coupon rates for ARMS may readjust downward, resulting in lower yields to the Ultrashort Financing Fund. Further, because of this feature, ARMS may have less potential for capital appreciation than fixed-rate instruments of comparable maturities during periods of declining interest rates. Therefore, ARMS may be less effective than fixed-rate securities as a means of “locking in” long-term interest rates.

Collateralized Mortgage Obligations. Collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) represent a beneficial interest in a pool of mortgage loans or mortgage-backed securities typically held by a trust. The beneficial interests are evidenced by certificates issued pursuant to a pooling and servicing agreement. The certificates are usually issued in multiple classes with the specific rights of each class set forth in the pooling and servicing agreement and the offering documents for the security. The pooling and servicing agreement is entered into by a trustee and a party that is responsible for pooling and conveying the mortgage assets to the trust, sometimes referred to as the depositor. Various administrative services related to the underlying mortgage loans, such as collection and remittance of principal and interest payments, administration of mortgage escrow accounts and collection of insurance claims are provided by servicers. A master servicer, which may be the depositor or an affiliate of the depositor, is generally responsible for supervising and enforcing the performance by the servicers of their duties and maintaining the insurance coverages required by the terms of the certificates. In some cases, the master servicer acts as a servicer of all or a portion of the mortgage loans.

For the Ultrashort Financing Fund, any CMOs and REMICs used as collateral for repurchase agreements or purchased directly by the Fund must be issued or guaranteed by the United States or certain agencies or instrumentalities thereof or a U.S. Government sponsored corporation. The CMOs and REMICs typically have a multi-class structure (“Multi-Class Mortgage-backed Securities”). Multi-Class Mortgage-backed Securities issued by private issuers may be collateralized by pass-through securities guaranteed by GNMA or issued by FNMA or FHLMC, or they may be collateralized by whole loans or pass-through mortgage-backed securities of private issuers. Each class has a specified maturity or final distribution date. In one structure, payments of principal, including any principal prepayments, on the collateral are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all classes having an earlier stated maturity or final distribution date have been paid in full. In other structures, certain classes may pay concurrently, or one or more classes may have a priority with respect to payments on the underlying collateral up to a specified amount.

The Ultrashort Financing Fund will not invest in any class with residual characteristics or classes which represent the underlying credit and default risk on a pool of loans or securities.

Percentage Investment Limitations. Unless otherwise stated, all percentage limitations on Fund investments will apply at the time of investment. A Fund would not be deemed to have violated these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment.

INVESTMENT RESTRICTIONS

Fundamental Policies

The Trust has adopted the following investment restrictions for each Fund, none of which may be changed without the approval of a majority of the outstanding shares of the respective Fund, as defined under “General Information” in this Statement of Additional Information. In addition to these investment restrictions, the investment objectives of the Large Cap Equity Fund are fundamental and cannot be changed without the approval of that Fund’s shareholders. The investment objective of the Ultrashort Financing Fund is non-fundamental and may be changed by the Trust’s Board of Trustees, without shareholder approval, upon 60 days’ prior notice to the Fund’s shareholders.

The Large Cap Equity Fund may not:

(1)	Invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the United States Government or its agencies or instrumentalities, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this 5% limitation.

(2)	Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding debt obligations, entering into repurchase agreements, and loaning Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund’s investment objective and management policies.

(3)	Purchase securities of an issuer if such purchase would cause more than 25% of the value of the Fund’s total assets (taken at current value) to be invested in the securities of any one issuer or group of issuers in the same industry.

(4)	Purchase securities of an issuer if such purchase would cause more than 5% of any class of securities of such issuer to be held by the Fund.

(5)	Invest in any issuer for the purpose of exercising control of management.

(6)	Underwrite securities of other issuers.

(7)	Purchase or sell real estate or real estate mortgage loans.

(8)	Deal in commodities or commodities contracts.

(9)	Purchase on margin or sell short any security, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

(10)	Borrow money or mortgage or pledge any of its assets, except that the Fund may borrow money from banks for temporary or emergency (but not leveraging) purposes in an amount up to 5% of the Fund’s total assets when the borrowing is made (repayable in not more than 60 days) and may pledge up to 15% of its assets to secure such borrowings.

(11)	Purchase or retain securities of an issuer if any officer, director, or employee of, or counsel for, the Fund is an officer, director or employee of such issuer.

(12)	Write, purchase, or sell puts, calls or combinations thereof, except that the Fund may write covered call options with respect to any or all of its portfolio securities and enter into closing purchase transactions with respect to such options.

With respect to the Large Cap Equity Fund’s limitations on commodities, such limitations should not be deemed to prohibit investments in forwards, swaps or other instruments that were not deemed “commodity interests” prior to July 21, 2010.

The Ultrashort Financing Fund may not:

(1)	Borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and reverse repurchase commitments of the Fund.

(2)	Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

(3)	Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

(4)	Purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

(5)	Purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

(6)	Invest more than 25% of its total assets in a particular industry or group of industries. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

(7)	Lend any of its assets, except portfolio securities. This shall not prevent the Fund from purchasing or holding debt obligations, entering into repurchase agreements, and loaning Federal funds and other day(s) funds to FDIC Insured Institutions (as defined in the Prospectus), in each case to the extent permitted by the Fund’s investment objective and management policies.

With respect to the percentages adopted by the Ultrashort Financing Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

With respect to paragraph 1 above for the Ultrashort Financing Fund, if asset coverage on borrowing at any time falls below 300% for the Fund, within three days (or such longer period as the SEC may prescribe by rule or regulation) the Fund shall reduce the amount of its borrowings to the extent that asset coverage of such borrowings will be at least 300%.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental Policies

The Trust has also adopted certain investment restrictions which are non-fundamental policies. Unlike fundamental policies, which may be changed only with the approval of a majority of the outstanding shares of the Fund, non-fundamental policies may be changed by the Trust’s Board of Trustees without shareholder approval.

The Funds have the following non-fundamental policies:

The Large Cap Equity Fund:

(1)	Will invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of large capitalization companies and, to the extent reasonably practicable, the Fund will invest at least 80% of its net assets in common stock. In addition to Board approval, change of this non-fundamental policy requires 60 days’ prior notice to shareholders as required by Rule 35d-1 under the 1940 Act.

(2)	May not invest in securities of any other investment company, except for (i) securities of investment companies acquired as part of a merger, consolidation or other acquisition of assets, and (ii) equity securities of investment companies that operate as money market funds maintaining a stable net asset value per share pursuant to the rules of the Securities and Exchange Commission, which investments shall be subject to the limitations on investments in other investment companies set forth in the 1940 Act.

(3)	May not purchase any security if, as a result of such transaction, more than 10% in the aggregate of the Fund’s total assets (at current value) would be invested in (A) securities restricted as to disposition under federal securities laws and (B) securities for which there are no readily available market quotations.

(4)	May not participate on a joint or joint and several basis in any trading account in securities.

(5)	May not invest in the securities of issuers which, together with any predecessors, have a record of less than three years of continuous operation.

The Ultrashort Financing Fund:

(1)	Seeks to limit its investments and investment techniques so as to qualify as a permissible investment by nationally chartered banks and federal credit unions under current applicable federal laws and regulations.

(2)	Will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in fundamental investment limitation (1) above. Margin deposits, security interests, liens, and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

(3)	Will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

(4)	Will not purchase securities, or evidence of interest thereon, on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales, and other permitted investment techniques.

(5)	May not invest more than 15% of its net assets in illiquid securities, including repurchase agreements maturing in more than seven days.

(6)	Will limit investments in certificates of deposit, time deposits or savings account investments to those that are negotiable and have a remaining maturity of 90 days or less.

(7)	May not purchase obligations of Federal Land Banks, Federal Intermediate Credit Banks, the Export-Import Bank of the United States, the Commodity Credit Corporation and the Tennessee Valley Authority.

(8)	Will limit the use of collateral in repurchase agreements to U.S. Government Securities and other fixed income securities that are eligible assets for nationally chartered banks and federal credit unions.

PURCHASE AND REDEMPTION OF SHARES

All investments and exchanges are subject to approval by the Fund and the Fund reserves the right to reject any purchase or exchange of shares at any time. The Funds request advance notification of investments in excess of 5% of the current net assets of the Fund. The Funds also encourage, to the extent possible, advance notification of large redemptions.

Investors may be charged a fee if they effect transactions through a broker or agent. Brokers and intermediaries are authorized to accept orders on the Funds’ behalf.

A purchase order is considered binding upon the investor. Should it be necessary to cancel an order because payment was not timely received, the Trust may hold the investor responsible for the difference between the price of the shares when ordered and the price of the shares when the order was cancelled. If the investor is already a shareholder of the Trust, the Trust may redeem shares from the investor’s account in an amount equal to such difference. In addition, the Trust, the Investment Adviser and/or the Distributor may prohibit or restrict the investor from making future purchases of a Fund’s shares.

The Trust reserves the right to suspend the right of redemption and to postpone the date of payment upon redemption (1) for any period during which the New York Stock Exchange (the “Exchange”) is closed, other than customary weekend and holiday closings (i.e., New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day), or during which trading on the Exchange is restricted, (2) for any period during which an emergency, as defined by the rules of the Securities and Exchange Commission, exists as a result of which (i) disposal by a Fund of securities held by such Fund is not reasonably practicable, or (ii) it is not reasonably practicable for a Fund to determine the value of such Fund’s net assets, or (3) for such other periods as the Securities and Exchange Commission, or any successor governmental authority, may by order permit for the protection of shareholders of each Fund.

MANAGEMENT OF THE TRUST

Board of Trustees

The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust’s business affairs and for exercising all the Trust’s powers except those reserved for the shareholders. The Trustees’ responsibilities include reviewing the actions of the Investment Adviser, Distributor and Administrator.

Trustees and Officers

Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years, are shown below. The following table provides information regarding each Independent Trustee of the Trust, as defined in the 1940 Act. The Trust currently consists of four funds, including the Funds.

Name, Year of Birth and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Independent Trustees
Carla S. Carstens Year of Birth: 1951	Trustee since 2015. Indefinite Term of Office. Chairwoman of the Board beginning November 2021.	Trustee, Vice Chair and Chair of the Governance Committee of Oak Point University, f/k/a Resurrection University, 2019 to present; Board member and past Chair of Strategic Planning, and Diversity Initiatives of Financial Executives International Chicago, 2009 to 2020; Board of Directors and Audit Committee Chair of Chicago Yacht Club Foundation, 2015 to 2017; and Board member and Treasurer of Athena International, 2010 to 2016.	4
David J. Gruber Year of Birth: 1963	Trustee since 2015. Indefinite Term of Office. Chairman of the Board until November, 2021.	Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present; Independent Trustee for Monteagle Funds (6 Funds), Audit Committee Chair, Valuation Committee member from 2015 to present; Board member of Cross Shore Discovery Fund, 2014 to present; Director, Oak Associates Funds, 2018 to present (7 Funds); Board member for the State Teachers Retirement System of Ohio, Audit Committee member, and Compensation Committee Chair, 2018 to 2020.	4
James A. Simpson Year of Birth: 1970	Trustee since 2018. Indefinite Term of Office	President, ETP Resources, LLC, a financial services consulting company, 2009 to present. Trustee of Virtus ETF Trust II, 2015 to present and Trustee of ETFis Series Trust I, 2014 to present.	4

[1]	The mailing address of each Independent Trustee is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

The following table provides information regarding each officer of the Trust.

Name, Year of Birth and Address[1]	Position(s) Held With Trust, Length of Time Served and Term of Office[2]	Principal Occupation(s) During Past Five Years, Prior Relevant Experience and Other Directorships During the Past Five Years	No. of Portfolios in Trust Overseen
Officers
David Bunstine Year of Birth: 1965	President since 2018.	Managing Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.) 2013 to present; and President of Context Capital Funds 2015 to 2018.	N/A
Trent M. Statczar Year of Birth: 1971	Treasurer since 2009.	Senior Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2008 to present.	N/A
Eimile J. Moore Year of Birth: 1969	Chief Compliance Officer since 2016. AML Officer since 2016.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2011 to present; Chief Compliance Officer of Diamond Hill Funds, 2014 to 2017; Chief Compliance Officer of The Glenmede Fund, Inc. and The Glenmede Portfolios, 2017 to present.	N/A
Jennifer Gorham Year of Birth: 1981	Secretary since 2016.	Director, Foreside Financial Group, LLC (formerly Beacon Hill Fund Services, Inc.), 2015 to present.	N/A

[1]	The mailing address of each officer is 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.
[2]	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of Independent Trustees.

The following table sets forth the compensation earned by Independent Trustees from the Trust and the fund complex for the fiscal year ended June 30, 2021:

	Aggregate Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex
Independent Trustees
Carla S. Carstens	$37,250	$0	$0	$37,250
David J. Gruber	$37,250	$0	$0	$37,250
James A. Simpson	$37,250	$0	$0	$37,250

Each Independent Trustee receives an annual retainer plus meeting fees (which vary depending on meeting type).

Board of Trustees: Leadership Structure and Committees

Experience and Qualifications

The Trustees were selected to serve and continue on the Board based upon their skills, experience, judgment, analytical ability, diligence, ability to work effectively with other Board members, and a commitment to the interests of shareholders.

The following is a summary of the experience, qualifications, attributes, and skills of each Trustee that support the conclusion, as of the date of this Statement of Additional Information, that each Trustee should serve as a Trustee in light of the Trust’s business and structure. References to the experiences, qualifications, attributes, and skills of the Trustees are made pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Carla S. Carstens. Ms. Carstens has served as a member of the Board of Trustees of the Trust and Chairwoman of the Nominating and Governance and Valuation Committees of the Board since 2015. She will become Chairperson of the Board in November 2021. Over the course of her career she has served in an array of strategic and governance positions and as a Trustee and Audit Committee Chair for another mutual fund. In 2019, Ms. Carstens joined the Board of Directors of Oak Point University, f/k/a Resurrection University, and serves as Vice Chair of the Board and Chair of the Governance Committee. Ms. Carstens has served on the Advisory Board of Directors of AIT Worldwide Logistics, 2013 to 2015; Trustee and Audit Committee Chair of Lou Holland Trust mutual fund, 2005 to 2010; Board member and Treasurer of Athena International, 2010 to 2016; Board member and Chair of Strategic Planning, and Diversity Initiatives Committees of Financial Executives International Chicago, 2009 to 2020; Board of Directors of Chicago Yacht Club Foundation, 2015 to 2017 and Audit Committee Chairwoman 2016 to 2017. Ms. Carstens was a Principal of Tatum LLC (performance improvement consulting firm); President of Carstens Associates (strategic and operational consulting firm); and Vice President Strategic Planning of Amoco Oil Company. She is a National Association of Corporate Directors Governance Fellow.

David J. Gruber. Mr. Gruber has served as a member of the Board of Trustees of the Trust since 2015, the Chairman of the Audit Committee from 2015 to 2018 and Chairman of the Board of Trustees of the Trust since 2018. He will become Chairman of the Audit Committee in November 2021. Mr. Gruber is a CPA and served as an independent Trustee, Compliance Committee and a member of the Audit Committee for the Fifth Third Funds from 2003 to 2012. Mr. Gruber served as a Board member and Treasurer of CASA of Delaware County from 2009 to 2010. Mr. Gruber is an independent Trustee for Cross Shore Discovery Fund, Audit Committee Chair and Valuation Committee member, from 2014 to present. Mr. Gruber is an independent Trustee for Monteagle Funds, Audit Committee Chair and Valuation Committee member from 2015 to present. Mr. Gruber is an independent trustee for Oak Associates Funds, Audit Committee Chair and Valuation Committee Member from 2019 to present. Mr. Gruber is Director of Risk Advisory Services for Holbrook and Manter, CPAs from January 2016 to present. Mr. Gruber was a Board member for the State Teachers Retirement System of Ohio, Audit Committee member, and Compensation Committee Chair from 2018 to 2020. Mr. Gruber was President of DJG Financial Consulting, LLC from 2007 to 2015, and performed Sarbanes-Oxley assessments for public companies and served as a chief financial officer for a non-profit organization.

James A. Simpson. Mr. Simpson has served as a member of the Board of Trustees since 2018 and Chairman of the Audit Committee of the Board since 2018. He will become Chairman of the Nominating and Governance and Valuation Committees of the Board in November 2021. Mr. Simpson has over 25 years of financial services experience. He has experience as an independent trustee for exchange-traded funds and is a nationally recognized exchange-traded fund consultant to the investment services industry and regulators. He serves as President of ETP Resources, LLC, a financial information services company that provides detailed reference data on U.S.-listed exchange-traded products. He also has experience working for financial institutions and securities exchanges and has consulted with respect to the development of exchange-traded products. He currently serves as an Independent Trustee and Audit Committee Chair of Virtus ETF Trust II since 2015 and ETFis Series Trust I since 2014.

Board Structure

The Board has general oversight responsibility with respect to the business and affairs of the Trust. The Board establishes policies and reviews and approves contracts and their continuance. The Trustees regularly request and/or receive reports from the Investment Adviser, the Trust’s other service providers and the Trust’s Chief Compliance Officer (“CCO”). The Board currently is composed of three trustees, all of whom are not “interested persons” of the Trust (as that term is defined in the 1940 Act). Mr. Gruber, an independent trustee, serves as the Chairman of the Board. The Board has determined that the Trust’s leadership structure provides a combination of management and industry experience and independence that is appropriate given the character and circumstances of the Trust, including items such as the number of portfolios that comprise the Trust, the net assets of the Trust, and the committee structure of the Board.

 The Board of Trustees has three committees: the Audit Committee, the Nominating and Governance Committee and the Valuation Committee. The Audit Committee held two meetings during the fiscal year ended June 30, 2021. The Nominating and Governance Committee held one meeting during the fiscal year ended June 30, 2021. The Valuation Committee held no meetings during the fiscal year ended June 30, 2021.

The Audit Committee monitors the accounting and reporting policies and practices of the Trust, the quality and integrity of the financial statements of the Trust, compliance by the Trust with legal and regulatory requirements and the independence and performance of the independent registered public accounting firm. The members of the Audit Committee are David J. Gruber, audit committee financial expert, Carla S. Carstens and James A. Simpson.

The Nominating and Governance Committee is responsible for identifying and recommending individuals for membership on the Board. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources as to suitable candidates, including shareholders of the Trust. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview all candidates and to make the final selection of any new trustees. In selecting candidates for nomination to the Board, the Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board but has not adopted any specific policy on diversity or any particular definition of diversity. The members of the Nominating and Governance Committee are Carla S. Carstens, David J. Gruber, and James A. Simpson. Suggestions for trustee candidates and other correspondence should be sent in writing to the Secretary, Asset Management Fund, 690 Taylor Road, Suite 210, Gahanna, Ohio 43230.

The Valuation Committee is responsible pursuant to the provisions of the Funds’ Pricing Procedures for reviewing and considering fair valuation recommendations by the Pricing Committee. The members of the Valuation Committee are Carla S. Carstens, David J. Gruber, and James A. Simpson.

The Trust’s day-to-day operations are managed by the Investment Adviser, Foreside Management Services, LLC (“Foreside” or the “Administrator”), the Trust’s business manager and administrator and other service providers. The Board and the committees meet regularly throughout the year to review the Trust’s activities, including, among others, fund performance, valuation matters and compliance with regulatory requirements, and to review contractual arrangements with service providers.

Risk Oversight

Through its oversight role, and through its Committees, officers and service providers, the Board performs a risk oversight function for the Trust consisting, among other things, of the following activities: (1) receiving and reviewing reports related to the performance and operations of the Funds at regular Board meetings, and on an ad hoc basis as needed; (2) reviewing and approving, as applicable, the compliance policies and procedures of the Trust; (3) meeting with the portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) meeting with representatives of key service providers, including the Investment Adviser, Administrator, Distributor and independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and (5) engaging the services of the CCO, to report to the full Board on a variety of matters at regular and special meetings of the Board and its Committees, as applicable, including matters relating to risk management. The Treasurer also reports regularly to the Audit Committee and the Board on the Trust’s internal controls and accounting and financial reporting policies and practices. The Audit Committee also receives reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Board meets with the Trust’s CCO to discuss, among other things, issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program. In addition, the Board receives reports from the Investment Adviser or Sub-Adviser on the investments and securities trading of the Funds, as well as reports from the pricing committee meetings. The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the Investment Adviser as well as the Trust’s Administrator, custodians, Distributor and transfer agent.

Information Security Risk

The Trust, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting the Trust or its investment adviser, custodian, transfer agent, fund accounting agent, financial intermediaries and other third-party service providers may adversely impact the Trust. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Funds’ ability to calculate their NAVs, cause the release of private shareholder information or confidential business information, impede security trading, subject the Funds to regulatory fines, financial losses and/or cause reputational damage. The Trust may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds’ investment in such companies to lose value.

Fund Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee (either directly or through institutions in which they serve as an officer) as of December 31, 2020:

Trustee	AAAMCO Ultrashort Financing Fund	Large Cap Equity Fund	Aggregate Dollar Range of Equity Securities in All Funds within the Trust[1] Overseen by Trustee
Independent Trustees
Carla S. Carstens	-	$10,001 - $50,000	$50,001 - $100,000
David J. Gruber	$1 - $10,000	$1 - $10,000	$10,001 - $50,000
James A. Simpson	-	-	$10,001 - $50,000

[1]	The Trust currently offers an unlimited number of shares of beneficial interest divided into four (4) funds, including the Funds. The other funds are managed by a different investment adviser and described in separate prospectuses and statement of additional information.

As of September 30, 2021, the Officers and Trustees of the Trust as a group owned less than 1% of the Funds.

No Independent Trustee owns beneficially or of record, any security of Austin Atlantic Asset Management Co., Austin Atlantic Capital Inc., or Austin Atlantic Inc. or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Austin Atlantic Asset Management Co., Austin Atlantic Capital, Inc., or Austin Atlantic Inc.

Control persons and principal holders of securities

The following table provides certain information as of September 30, 2021 with respect to persons known to the Trust to be record owners of 5% or more of the shares of common stock of the Funds. Shareholders who have the power to vote a large percentage of shares (at least 25%) of a particular Fund can control the Fund and could determine the outcome of a shareholder meeting.

Large Cap Equity Fund – Class H

Shareholder Name, Address	% Ownership
MERRILL LYNCH PIERCE FENNER & SMITH FSBO CUSTOMERS 4800 DEER LAKE DRIVE EAST JACKSONVILLE, FL 32246	97.81%

Ultrashort Financing Fund – Class I

Shareholder Name, Address	% Ownership
WESTFIELD BANK ATTN CAROLE HINKLEY 141 ELM ST P O BOX 1626 WESTFIELD, MA 01086	50.33%
MOECO INC ATTN RP LAMPREY 160 COCHITUATE RD FRAMINGHAM, MA 01701	43.74%

Ultrashort Financing Fund – Class Y

Shareholder Name, Address	% Ownership
BETHPAGE FEDERAL CREDIT UNION ATTN BRIAN BUGGE 899 SOUTH OYSTER BAY ROAD BETHPAGE, NY 11714	79.19%
MISSION FEDERAL CREDIT UNINO ATTN: ERIC LARSON 10325 MEANLEY DR SAN DIEGO, CA 92131	11.65%
PEOPLESBANK ATTN: DONNA CHARETTE 330 WHITNEY AVE HOLYOKE, MA 01040	5.82%

INVESTMENT ADVISER

Austin Atlantic Asset Management Co., a Florida corporation, with its principal office at 1 Alhambra Plaza, Suite 100, Coral Gables, Florida 33134 serves as the investment adviser to the Funds. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is a wholly-owned subsidiary of Austin Atlantic Inc., a closely-held corporation controlled by Rodger D. Shay, Jr. Mr. Shay, Jr. is also the President of Austin Atlantic Capital Inc., the Fund’s distributor. Austin Atlantic Inc. is a holding company of the Investment Adviser and Distributor.

Under the terms of the Trust’s Investment Advisory Agreements with the Investment Adviser, on behalf of the Funds (the “Adviser Agreements”), the Investment Adviser is subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Funds such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for management services, the Funds are obligated to pay the Investment Adviser fees computed and accrued daily and paid monthly at the annual rates set forth below:

Ultrashort Financing Fund	Annual rate of 0.30% of the average daily net assets of the Fund
Large Cap Equity Fund	Annual rate of 0.65% of the average daily net assets of the Fund for the first $250 million and 0.55% of the average daily net assets of the Fund for assets over $250 million

Each of the Adviser Agreements continues for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Funds. In either event, it must also be approved by a majority of the Trustees who are neither parties to the agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Adviser Agreements will terminate automatically upon assignment and are terminable with respect to a Fund at any time without penalty by the Board of Trustees or by a vote of a majority of the outstanding shares (as defined under “General Information” in this Statement of Additional Information) of a Fund on 60 days’ written notice to the Investment Adviser, or by the Investment Adviser on 60 days’ written notice to a Fund.

With respect to the Ultrashort Financing Fund, the Investment Adviser has contractually agreed to waive fees and reimburse expenses to the extent that total annual operating expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) exceed amounts specified in the prospectus of Fund until October 28, 2022. If it becomes unnecessary for the Investment Adviser to waive fees or make reimbursements, the Investment Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the fiscal year in which the waiver or reimbursement was made to the extent that such a recapture does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividend expense on short positions, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) to exceed the applicable expense limitation in effect at time of recoupment or that was in effect at the time of the waiver or reimbursement, whichever is lower. The agreement to waive fees and reimburse expenses may be terminated by the Board of Trustees at any time and will terminate automatically upon termination of the Adviser Agreement.

With respect to the Large Cap Equity Fund, effective December 1, 2018, the Investment Adviser agreed to begin voluntarily waiving a portion of its advisory fee in an amount of 0.10% of the average daily net assets of the Fund. The Investment Adviser is not contractually obligated to waive such fees and the voluntary waiver may be terminated at any time by the Investment Adviser. This voluntary fee waiver is not subject to recoupment.

Pursuant to the Advisory Agreements, each Fund paid investment advisory fees for the following fiscal years:

	Investment Advisory Fees Paid
Fund	2021	2020	2019
Large Cap Equity Fund	$287,517	$262,236	269,142
Ultrashort Financing Fund	$1,279,113	$1,692,396	$979,671

	Investment Advisory Fees Waived
Fund	2021	2020	2019
Large Cap Equity Fund	$44,233	$40,344	$23,452
Ultrashort Financing Fund	$531,566	$881,480	$713,191

The Investment Adviser may from time to time enter into arrangements with entities such as trade associations and affinity groups (“organizations”) whereby the Investment Adviser agrees to pay such an organization a portion of the management fees received by the Investment Adviser with respect to assets invested in the Funds by members of the organization for certain services or products (such as use of logos or membership lists, bundling with or placement of articles in newsletters or other organization publications, directory listings, and space at trade shows) provided by the organization. The Investment Adviser and/or the Distributor may also enter into agreements with, and pay additional compensation to, third parties, out of their own assets and not as an additional charge to a Fund, in connection with the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors.

The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which an Adviser Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under an Adviser Agreement.

Investment Sub-Adviser for the Large Cap Equity Fund

System Two Advisors L.P. (the “Sub-Adviser” or “S2”), located at 47 Maple Street, #303A, Summit, NJ 07901, under a separate Discretionary Investment Sub-Advisory Agreement (the “Sub-Adviser Agreement”) serves as investment sub-adviser to the Large Cap Equity Fund, subject to the supervision of, and policies established by, the Investment Adviser and the Board. The Sub-Adviser is responsible for providing a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. S2 determines from time to time what securities and other investments will be purchased, retained, or sold by the Fund. S2 manages the Fund in accordance with the investment objectives and investment restrictions provided in the Fund’s Prospectus and Statement of Additional Information as well as any other investment guidelines communicated by the Investment Adviser to S2 in writing. S2 is responsible for negotiating the terms and arrangements for the execution of buys and sells of portfolio securities for the Fund with its approved brokers. S2 is also responsible for voting in respect of securities held in the Fund’s portfolio and will exercise the right to vote in accordance with S2’s proxy voting policy. As of September 30, 2021, S2 had over $292 million in assets under management. S2 is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. For its services, S2 is paid by the Investment Adviser a fee computed and accrued daily and paid monthly at an annual rate of 51% of the investment advisory fee up to and including $40 million, 60% of the investment advisory fee on assets from $40.01 million to $100 million, 65% of the investment advisory fee on assets from $100.01 million to $150 million, 75% of the investment advisory fee on assets from $150.01 million to $500 million, 80% of the investment advisory fee on assets from $500.01 million to $750 million, 85% of the investment advisory fee on assets from $750.01 million to $1 billion, and 90% of the investment advisory fee on assets greater than $1 billion.

After an initial two-year term, the continuance of the Sub-Adviser Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Adviser Agreement or “interested persons” of any party thereto, cast at a meeting called for the purpose of voting on such approval. The Sub-Adviser Agreement will terminate automatically in the event of its assignment or in the event of a termination of the Adviser Agreement and is terminable at any time, or as permitted by the SEC, without penalty by the Board or by a majority of the outstanding shares of the Fund, on 60 days’ written notice, or by the Investment Adviser or Sub-Adviser on 60 days’ written notice.

The investment advisory services of the Sub-Adviser are not exclusive under the terms the Sub-Adviser Agreement. The Sub-Adviser is free to render investment advisory services to others.

Investment Sub-Adviser for the Ultrashort Financing Fund

Prior to February 26, 2021, Treesdale Partners, LLC (“Treesdale”), served as sub-adviser to the Fund. Pursuant to an Assignment and Assumption Agreement made as of February 26, 2021, Treesdale assigned its services under the Investment Sub-Advisory Agreement (the “Sub-Adviser Agreement”) dated as of June 6, 2017 between Austin Atlantic Asset Management Co. and Treesdale, to FolioBeyond, LLC (“FolioBeyond” or the “Sub-Adviser”), located at 1050 Park Avenue, Suite 6A, New York, New York 10028. FolioBeyond is an affiliate of Treesdale under common control and management. FolioBeyond serves as Sub-Adviser to the Ultrashort Financing Fund, subject to the supervision of, and policies established by, the Investment Adviser and the Board. The Sub-Adviser is responsible for developing quantitative risk management systems that support the timely decision-making of the Investment Adviser’s portfolio manager. These tools provide the ability to monitor portfolio risk in real-time by providing timely market price information for the collateral held in the Fund’s repurchase agreements, as well as to quantify the market risks of the Fund. The Sub-Adviser is not actively engaged in the purchase or sale of securities for the Fund. FolioBeyond is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. For its services to the Fund, the Sub-Adviser receives a fee from the Investment Adviser, computed and accrued daily and paid monthly at an annual rate of 0.01% of the average daily net assets of the Fund up to and including $250 million and 0.02% of the average daily net assets of the Fund over $250 million; plus 6% of any advisory fee remaining after any fee waivers and other expenses related to the Fund’s operations are paid by the Investment Adviser.

After an initial two-year term, the continuance of the Sub-Adviser Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Adviser Agreement or “interested persons” of any party thereto, cast at a meeting called for the purpose of voting on such approval. The Sub-Adviser Agreement will terminate automatically in the event of its assignment or in the event of a termination of the Adviser Agreement and is terminable at any time, or as permitted by the SEC, without penalty by the Board or by a majority of the outstanding shares of the Fund, on 60 days’ written notice, or by the Investment Adviser or Sub-Adviser on 60 days’ written notice.

The investment advisory services of the Sub-Adviser are not exclusive under the terms the Sub-Adviser Agreement. The Sub-Adviser is free to render investment advisory services to others.

Portfolio Managers

The portfolio managers of the Investment Adviser manage the Ultrashort Financing Fund as a team. The portfolio managers responsible for the day-to-day management of the Ultrashort Financing Fund are Sean Kelleher, Maggie Bautista, John Williams and Yung Lim. The portfolio manager responsible for the day-to-day management of the Large Cap Equity Fund is Anupam Ghose. The table below shows other accounts for which the portfolio managers of the Funds are responsible for the day-to-day portfolio management as of June 30, 2021.

Name of Portfolio Manager	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed with Advisory Fee Based on Performance
Sean Kelleher	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	4	$192,638,719.23	0
Maggie Bautista	Registered investment companies:	0	$0	0
	Other pooled investment vehicles:	0	0	0
	Other advisory accounts:	4	$192,638,719.23	0
John Williams	Registered Investment Companies	0	$0	0
	Other pooled investment vehicles	0	$0	0
	Other advisory accounts	4	$192,638,719.23	0
Yung Lim	Registered investment companies:	1	$5,600,000.00	0
	Other pooled investment vehicles:	3	$5,500,000.00	3
	Other advisory accounts:	25	$17,500,000.00	0
Anupam Ghose	Registered Investment Companies	0	$0	0
	Other pooled investment vehicles	3	$201,000,000.00	0
	Other advisory accounts	0	$0	0

The other accounts for Mr. Ghose, listed above, are accounts he manages as an employee of S2. This may cause potential conflicts of interest for Mr. Ghose. The Investment Adviser and S2 believe that these potential conflicts are mitigated by the Large Cap Equity Fund’s investments primarily in large, liquid stocks, the use of investment models by Mr. Ghose in managing the Large Cap Equity Fund and other accounts and the Investment Adviser’s oversight of Mr. Ghose’s management of the Fund.

The other accounts for Mr. Lim listed above are accounts he manages as an employee of FolioBeyond. This may cause potential conflicts of interest for Mr. Lim. The Investment Adviser and FolioBeyond believe that these potential conflicts are mitigated by the Fund’s investments primarily in repurchase agreements and the Investment Adviser’s oversight of Mr. Lim’s management of the Fund.

The Investment Adviser does not believe that there are material conflicts of interest between any of the Funds’ investment strategies and the investment strategies of the other accounts managed by the portfolio managers. Investment decisions for each Fund are made independently from those for the other Funds and other accounts advised by the Investment Adviser, Sub-Advisers or managed by the portfolio managers. It may happen, on occasion, that the same security is held in one Fund and in another Fund or in another account advised by the Investment Adviser, Sub-Advisers or managed by the portfolio managers. Simultaneous transactions are likely when several portfolios are advised by the same investment adviser, particularly when a security is suitable for the investment objectives of more than one of such accounts. When two or more Funds or accounts advised by the Investment Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective Funds or accounts, both as to amount and price, in accordance with a method deemed equitable to each Fund or account. In some cases, this system may adversely affect the price paid or received by a Fund or the size of the security position obtainable for such Fund. For the Large Cap Equity Fund, all trades for the Fund are executed by S2. For the Ultrashort Financing Fund, all trades are executed by the Investment Adviser independently of any trades in other accounts managed by Mr. Lim. The Sub-Advisers have established policies and procedures to ensure that the purchase and sale of securities among all accounts the Sub-Advisers manage are fairly and equitably allocated.

Portfolio Manager Compensation

The Investment Adviser compensates the portfolio managers (except for Mr. Lim and Mr. Ghose) for their management of the Funds. The portfolio managers of the Investment Adviser are compensated through a variety of components and their compensation may vary from year to year based on a number of factors. They may receive all or some combination of salary and annual discretionary bonus and are eligible to participate in the Investment Adviser’s benefit plans. With respect to the Large Cap Equity Fund, Mr. Ghose is compensated by S2 and does not receive any compensation directly from the Fund or the Investment Adviser. Mr. Ghose is compensated in the form of a salary. With respect to the Ultrashort Financing Fund, Mr. Lim is compensated by FolioBeyond and does not receive any compensation directly from the Fund or the Investment Adviser. Mr. Lim is compensated in the form of net revenue sharing based on the sub-advisory fee revenue generated from the Fund and other specified assets of the firm’s assets under management. Thus, portfolio manager compensation is aligned with the interests of FolioBeyond’s clients, including the Fund and its investors. Mr. Lim’s overall compensation is tied to the profitability of FolioBeyond.

The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager as of June 30, 2021:

Portfolio Manager	AAAMCO Ultrashort Financing Fund	Large Cap Equity Fund
Sean Kelleher	$1- $49,999	$100,001 - $500,000
Maggie Bautista	$0	$1 - 49,999
Anupam Ghose	$0	$0
John Williams	$0	$0
Yung Lim	$0	$0

DISTRIBUTOR

Austin Atlantic Capital Inc. is a registered broker-dealer and the Funds’ principal distributor (the “Distributor”). The Distributor, a Florida corporation, is a wholly-owned subsidiary of Austin Atlantic Inc., which is a closely-held corporation controlled by Rodger D. Shay, Jr. Mr. Shay, Jr. is also the President and Chief Executive Officer of the Distributor. The Distributor is located at 1 Alhambra Plaza, Suite 100, Coral Gables, Florida 33134.

As compensation for distribution services, Class AMF shares of the Large Cap Equity Fund pay the Distributor a fee pursuant to a plan adopted under Rule 12b-1 of the 1940 Act, payable monthly at the rate of 0.25% per annum of the average daily net assets of the Class AMF shares of the Fund. Class H shares of the Large Cap Equity Fund do not pay any distribution or 12b-1 fees.

As compensation for distribution services, the Class I shares of the Ultrashort Financing Fund pay the Distributor a fee pursuant to a plan adopted under Rule 12b-1 of the 1940 Act, payable monthly at the rate of 0.10% per annum of the average daily net assets of the Class I shares of the Fund. Class Y shares of the Ultrashort Financing Fund do not pay any distribution or 12b-1 fees.

	12b-1 Distribution Fees Paid
Fund	2021	2020	2019
Large Cap Equity Fund-Class AMF	$90,842	$83,802	$87,050
Ultrashort Financing Fund-Class I	$10,428	$8,777	$7,756

	12b-1 Distribution Fees Waived
Fund	2021	2020	2019
Large Cap Equity Fund-Class AMF	$0	$0	$15,187
Ultrashort Financing Fund-Class I	$0	$0	$0

The Distributor is obligated under the Distribution Agreement to bear the costs and expenses of printing and distributing copies of the prospectus and annual and interim reports of the Trust (after such items have been prepared and set in type) that are used in connection with the offering of shares of the Trust to investors, and the costs and expenses of preparing, printing and distributing any other literature used by the Distributor in connection with the offering of the shares of the Funds for sale to investors.

The Trust has been informed by the Distributor that during the fiscal year ending June 30, 2021, the following expenditures were made:

Fund	Printing & Advertising	Compensation Paid to Broker- Dealers	Employee Compensation & Costs	Staff Travel & Expense	Other Administrative Expense
Large Cap Equity Fund	$0	$26,879	$13,706	$0	$3,188
Ultrashort Financing Fund	$0	$3,038	$1,576	$0	$367

None of the Trustees has any direct or indirect financial interest in the operation of the Funds’ Rule 12b-1 Plan and related Distribution Agreement.

The Trust has appointed the Distributor to act as the principal distributor of the Fund’s continuous offering of shares pursuant to a Distribution Agreement dated February 22, 2017 between the Trust and the Distributor (the “Distribution Agreement”). The Distribution Agreement continues in effect from year to year, subject to termination by the Trust or the Distributor as provided for in the Distribution Agreement, if approved at least annually by the Board of Trustees and by a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the arrangements contemplated by the agreement.

Pursuant to the Trust’s Rule 12b-1 Plan, payments under the Plan are intended to compensate the Distributor, broker-dealer, depository institutions and, other firms for distribution services. The type of activities for which compensation is paid is set forth in the table above. The Trust’s Rule 12b-1 Plan requires the Board of Trustees to make a quarterly review of the amount expended under the Rule 12b-1 Plan and the purposes for which such expenditures were made. The Rule 12b-1 Plan may not be amended to increase materially the amount paid by a Fund thereunder without shareholder approval. All material amendments to the Rule 12b-1 Plan must be approved by the Board of Trustees and by the “disinterested” Trustees referred to above. The Rule 12b-1 Plan is terminable with respect to a Fund at any time without penalty by a majority of the Trustees who are “disinterested” as described above or by a vote of a majority of the outstanding shares (as defined under “General Information” in this Statement of Additional Information) of the Fund or by the Distributor on 90 days’ written notice to the Fund. Although the Distributor’s fee is calculable separately with respect to each Fund and the Distributor reports expense information to the Trust on a Fund-by-Fund basis, any 12b-1 fee received by the Distributor in excess of expenses for a given Fund may be used for any purpose, including payment of expenses incurred in distributing shares of another Fund, to compensate another dealer for distribution assistance or payment of the Distributor’s overhead expenses.

The Investment Adviser or Distributor, out of their own resources and without additional costs to the Funds or their shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Funds in recognition of their marketing, transaction processing and/or administrative services support.

CODE OF ETHICS

The Trust, the Investment Adviser, the Sub-Advisers and the Distributor have adopted codes of ethics under Rule 17j-1 under the 1940 Act, as amended. Trustees and officers of the Trust and employees of the Investment Adviser, the Sub-Advisers and Distributor are permitted to make personal securities transactions, including transactions in securities that may be purchased or held by the Funds, subject to requirements and restrictions set forth in the codes of ethics. The codes of ethics contain provisions and requirements reasonably designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Portfolio managers, traders, research analysts and others involved in the investment advisory process are subject to special standards. Among other things, the codes of ethics prohibit certain types of transactions absent prior approval, impose time periods during which personal transactions may not be made in certain securities, and require the submission of quarterly reporting of securities transactions. Exceptions to these and other provisions of the codes of ethics may be granted in particular circumstances after review by appropriate personnel.

PROXY VOTING POLICIES AND PROCEDURES

For the Funds, the Trust has delegated to the Investment Adviser (for Ultrashort Financing Fund) and S2 (for Large Cap Equity Fund) the responsibility for voting the proxies related to portfolio securities, subject to the Board of Trustee oversight. It is the Investment Adviser’s and S2’s policy to vote proxies in a manner that is most economically beneficial to a Fund. The Investment Adviser’s and S2’s Proxy Policies contain guidelines which reflect the Investment Adviser’s and S2’s policies with respect to voting for or against certain matters, or on a case-by-case basis for other matters. When a vote presents a conflict between the interests of Fund shareholders and the interests of the Investment Adviser or Distributor, a special internal review by the Investment Adviser’s Executive Committee determines the vote. For S2, when a material conflict exists, the portfolio manager, the investment team and others will determine the best method for resolving the conflict in a manner that affords priority to S2’s clients. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-247-9780 or on the Securities and Exchange Commission’s website at http://www.sec.gov. It is anticipated that only the Large Cap Equity Fund will invest in voting securities.

FUND SERVICES

Custodian, Transfer Agent, Financial Administrator and Fund Accountant

The Northern Trust Company (“Northern Trust”), 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Trust’s custodian, transfer agent, financial administrator, and fund accountant with respect to each Fund.

Northern Trust and the Trust have entered into a Custody Agreement (“Custody Agreement”), pursuant to which Northern Trust serves as the Trust’s custodian with respect to the Funds and, among other things, will maintain custody of the Funds’ cash and securities. In addition, Northern Trust is the financial administrator and fund accountant for the Trust. Pursuant to the terms of the Fund Administration and Accounting Services Agreement between the Trust and Northern Trust (the “Fund Accounting Agreement”), Northern Trust provides various administrative and fund accounting services to the Funds, which include (i) computing each Fund’s net asset value for purposes of the sale and redemption of its shares, (ii) computing each Fund’s dividend payables, (iii) preparing certain periodic reports and statements, and (iv) maintaining the general ledger accounting records for each Fund.

Pursuant to the terms of the transfer agency agreement between the Trust and Northern Trust (the “Transfer Agency Agreement”), Northern Trust provides various transfer agency services to the Funds, including, but not limited to, (i) processing shareholder purchase and redemption requests, (ii) processing dividend payments and (iii) maintaining shareholder account records.

As compensation for its services under the Custody Agreement, Transfer Agency Agreement and the Fund Accounting Agreement, effective November 1, 2020, as amended, the Funds have agreed to pay Northern Trust on a monthly basis, an annualized fee based upon the average daily net assets of the Funds, in accordance with the following schedule:

Net assets of less than $500,000,000	$215,000
Net assets from $500,000,000 to $1,000,000,000	$240,000
Net assets of $1,000,000,000 or greater	$265,000

The Trust shall also pay Northern the following fees in connection with providing services in connection with Form N-PORT. There is no N-CEN charge for Funds receiving Form N-PORT services.

Equity Funds: $10,000 per fund per annum

Fixed Income Funds: $14,000 per fund per annum

If normal out-of-pocket expenses for the Funds exceed $200,000 for the year, the Funds shall pay the excess. In addition, the Funds shall pay Northern Trust for certain other out-of-pocket expenses.

As compensation for these services rendered by Northern Trust, the Funds paid the following amounts to Northern Trust for the following fiscal years:

	Fees Paid
Fund	2021	2020	2019
Large Cap Equity Fund	$131,500	$160,845	$118,571
Ultrashort Financing Fund	$108,500	$201,389	$103,472

Business Manager and Administrator

Foreside Management Services, LLC (“Foreside”), 690 Taylor Road, Suite 210, Gahanna, Ohio 43230, has served as the Trust’s Business Manager and Administrator since 2014, Foreside and the Trust have entered into a Management and Administration Agreement with respect to the Funds. Pursuant to the terms of the Agreement, Foreside, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to President, Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the Securities and Exchange Commission; and maintaining books and records in accordance with applicable laws and regulations.

Prior to July 1, 2021, Foreside paid all operating expenses of the Trust and the Funds that were not specifically assumed by the Trust, unless the Trust or the Investment Adviser otherwise agreed to pay the expenses. For services under the Agreement and expenses assumed by Foreside, Ultra Short Mortgage Fund and Large Cap Equity Fund paid Foreside an annual fee of 0.35% of average daily net assets of the Funds; subject to an aggregate minimum annual fee of $665,000 for these Funds until Ultra Short Mortgage Fund liquidated on April 30, 2020. From May 1, 2020 through October 31, 2020, for services under the Agreement and expenses assumed by Foreside, Large Cap Equity Fund paid Foreside an annual fee of 0.35% of average daily net assets of the Fund; subject to an aggregate minimum annual fee of $412,000. Ultrashort Financing Fund paid Foreside an annual fee of 0.08% of average daily net assets on the first $500 million, 0.06% of average daily net assets on the next $500 million and 0.04% of average daily net assets over $1 billion; subject to an aggregate minimum annual fee of $326,000. From November 1, 2020 until July 1, 2021, the aggregate minimum annual fee was $382,500 for Ultrashort Financing Fund and $430,000 for Large Cap Equity Fund.

Effective July 1, 2021, each Fund pays all expenses incurred by it in connection with its operation, unless specifically assumed by Foreside or the Investment Adviser and pays Foreside an annual fee for services under the Agreement, Large Cap Equity Fund pays Foreside an annual base fee of $120,000 plus 0.01% of average daily net assets, subject to a minimum annual fee of $125,000. Ultrashort Financing Fund pays Foreside an annual base fee of $100,000 plus 0.01% of average daily net assets, subject to a minimum annual fee of $140,000. Foreside voluntarily agreed to waive a portion of its fee for Ultrashort Financing Fund.

As compensation for the compliance services, financial services and business management and governance services provided by Foreside pursuant to the Management and Administration Agreement, Foreside retained the amounts shown in the table below for the following fiscal years:

	Fees Paid[1]
Fund	2021	2020	2019
Large Cap Equity Fund	$74,546	$88,285	$118,781
Ultrashort Financing Fund	$168,141	$199,129	$140,770

[1]	During each of the fiscal years 2020 and 2019, there was an additional series of the Trust that paid a portion of Foreside’s fees that has since been liquidated.

DETERMINATION OF NET ASSET VALUE

For each Fund, net asset value per share is determined by dividing the value of all securities and all other assets, less liabilities, by the number of shares outstanding. For Large Cap Equity Fund, the net asset value per share is rounded to the nearest whole cent ($0.01). For the Ultrashort Financing Fund, the net asset value per share is rounded to the nearest one hundredth of one cent ($0.0001). For purposes of determining the net asset value per share of the Large Cap Equity Fund uses market prices in valuing portfolio securities but may use fair value estimates if reliable market prices are unavailable. For purposes of determining the net asset value per share of the Ultrashort Financing Fund, repurchase agreements and short-term instruments maturing within 60 days of the valuation date are valued based upon their amortized cost. Other investments are generally valued at prices obtained from one or more independent pricing services or, for certain circumstances, the Board of Trustees has approved the use of a fixed income fair value pricing methodology implemented by the Pricing Committee. For both Funds, due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different from the value realized upon such security’s sale.

FEDERAL INCOME TAX MATTERS

The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax advisor regarding the tax consequences of an investment in a Fund. The tax considerations relevant to a specific shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to a Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

Each Fund has elected to be treated and has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Code. In order to so qualify, each Fund must, among other things: (a) diversify its holdings so that generally, at the end of each quarter of the taxable year, (i) at least 50% of the value of its total assets is represented by cash and cash items, government securities, securities of other regulated investment companies and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies), the securities of two or more issuers (other than the securities of other regulated investment companies) which the Fund controls and which are engaged in the same or similar trades or business, or the securities of one or more qualified publicly traded partnerships; and (b) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships. If a Fund qualifies as a regulated investment company, it will not be subject to federal income tax on its income and gains distributed to shareholders, provided at least 90% of its investment company taxable income for the taxable year (computed without regard to the deduction for dividends paid) and 90% of its net tax-exempt interest, if any, is so distributed.

 Dividends and distributions are taxable to shareholders whether they are reinvested in Fund shares or paid in cash. Dividends of each Fund’s net investment income (which generally includes interest and dividend income, less certain expenses), other than “qualified dividend income,” and distributions of net short-term capital gains (i.e., the excess of net short-term capital gains over net long-term capital losses) are taxable to shareholders as ordinary income. Distributions of qualified dividend income (generally dividends received from domestic corporations and qualified foreign corporations) are taxable to individual and other non-corporate shareholders at the federal income tax rates applicable to long-term capital gains, provided certain holding period and other requirements are satisfied. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares of the Fund. Under the Code, net long-term capital gains received by corporate shareholders (including net long-term capital gain distributions by a Fund) are taxed at the same rates as ordinary income. Net long-term capital gains received by individual and other non-corporate shareholders (including net long-term capital gain distributions by a Fund) are generally taxed at a maximum federal income tax rate of 20%. Dividends and distributions paid to individuals and other non-corporate shareholders may also be subject to the 3.8% Medicare tax discussed below.

Because no portion of the income of the Ultrashort Financing Fund will consist of dividends from domestic corporations or qualified foreign corporations, dividends paid by such Fund are not expected to be treated as qualified dividend income, eligible for reduced rates of federal income taxation when received by non-corporate shareholders and will not qualify for the “dividends received deduction” available to corporate shareholders. A portion of the dividends paid by the Large Cap Equity Fund are expected to be treated as qualified dividend income and are expected to be eligible for the dividends received deduction, provided certain holding period and other requirements are met at both the Fund and the shareholder levels.

As of June 30, 2021, the Ultrashort Financing Fund had capital loss carryforwards available to offset future capital gains. The capital loss carryforwards are not subject to expiration.

Fund	Amount
AAAMCO Ultrashort Financing Fund	$50,057 (short-term)
AAAMCO Ultrashort Financing Fund	$0 (long-term)

During the tax year ended June 30, 2021, AAAMCO Ultra Short Financing Fund utilized $12,198 of its capital loss carryforward.

The Funds’ ability to utilize capital loss carryforwards in the future may be limited under the Code and related regulations based on the results of future transactions.

Gain or loss realized upon a sale or redemption of shares of a Fund by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and, if not held for such period, as short-term capital gain or loss. Any loss realized by a shareholder upon the sale or redemption of a Fund’s shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to such shares.

All or a portion of any loss realized upon the redemption of shares of a Fund will be disallowed if shares of the Fund or substantially identical stock or securities are acquired (through reinvestment of dividends or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly acquired shares will be adjusted to reflect the disallowed loss. A shareholder’s ability to utilize capital losses may be limited by the Code.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder. If the net asset value of shares were reduced below the shareholder’s cost by dividends or distributions representing gains realized on sales of securities, such dividends or distributions would be a return of investment though taxable to the shareholder in the same manner as other dividends or distributions.

An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends and distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.

If a Fund invests in certain positions, such as zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, a Fund must distribute, at least annually, all or substantially all of its net investment income, including such income it is required to accrue, to continue to qualify as a regulated investment company and to avoid U.S. federal income and excise taxes. Therefore, a Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

The Ultrashort Financing Fund may acquire market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary income (instead of capital gain) to the extent of the accrued market discount unless the Fund elects to include the market discount in income as it accrues as discussed above.

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the Internal Revenue Service (the “IRS”), the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

A Fund’s investment in lower-rated or unrated debt securities may present issues for the Fund if the issuers of these securities default on their obligations because the federal income tax consequences to a holder of such securities are not certain.

A Fund’s transactions in forward contracts, options, futures contracts, and hedged investments may be subject to special provisions of the Code that, among other things, may affect the character of gain and loss realized by such Fund (i.e., affect whether gain or loss is ordinary or capital), accelerate recognition of income to such Fund, defer such Fund’s losses, and affect whether capital gain and loss is characterized as long-term or short-term. These rules could therefore affect the character, amount, and timing of distributions to shareholders of such Fund. These provisions may also require a Fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out), which may cause that Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualifying as a regulated investment company and avoiding federal income and excise taxes. Each Fund will monitor its transactions in such investments, if any, make the appropriate tax elections, and make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract, or hedged investment in order to mitigate the effect of these rules, prevent disqualification of such Fund as a regulated investment company, and minimize the imposition of federal income and excise taxes.

A Fund’s transactions in broad based equity index futures contracts, exchange traded options on such indices and certain other futures contracts are generally considered “section 1256 contracts” for federal income tax purposes. Any unrealized gains or losses on such section 1256 contracts are treated as though they were realized at the end of each taxable year. The resulting gain or loss is treated as sixty percent long-term capital gain or loss and forty percent short-term capital gain or loss. Gain or loss recognized on actual sales of section 1256 contract is treated in the same manner.

A Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as regulated investment companies. However, to the extent that another investment company that qualifies as a regulated investment company realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company. Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Each Fund generally will be subject to a 4% nondeductible federal excise tax to the extent the Fund does not meet certain minimum distribution requirements by the end of each calendar year. To avoid the imposition of the 4% excise tax, a Fund must distribute at least 98% of its taxable ordinary income for the calendar year and at least 98.2% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 (in most cases) of such year as well as amounts that were neither distributed nor taxed to the Fund during the prior calendar year. Each Fund intends to declare or distribute dividends during the calendar year in an amount sufficient to prevent imposition of this 4% excise tax.

Dividends declared by a Fund in October, November, or December to shareholders of record in one of those months and actually paid in January of the following year will be treated as having been received by shareholders and paid by the Fund on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in one year on dividends or distributions actually received in January of the following year.

A Fund may be required to withhold, for U.S. federal income tax purposes, a portion of all distributions and redemption proceeds payable to shareholders who fail to provide such Fund with their correct taxpayer identification number or who fail to make required certifications or if the Fund or the shareholder has been notified by the IRS that the shareholder is subject to backup withholding. Certain corporate and other shareholders specified in the Code and the regulations thereunder are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability provided the appropriate information is furnished to the IRS.

Foreign shareholders, including shareholders who are nonresident aliens, may be subject to U.S. withholding tax on certain distributions at a rate of 30% or such lower rates as may be prescribed by an applicable treaty. However, a Fund will generally not be required to withhold tax on any amounts paid to a non-U.S. person with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. A Fund may choose not to designate such amounts.

Treasury Regulations provide that if a shareholder recognizes a loss with respect to Fund shares of $2 million or more in a single taxable year (or $4 million or more in any combination of taxable years) for shareholders who are individuals, S corporations or trusts, or $10 million or more in a single taxable year (or $20 million or more in any combination of taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their particular circumstances.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders. If a shareholder fails to provide this information or otherwise fails to comply with FATCA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on Fund dividends and distributions and on the proceeds of the sale, redemption, or exchange of Fund shares. Recently issued proposed Treasury Regulations, however, generally eliminate withholding under FATCA on gross proceeds, which include certain capital gains distributions and gross proceeds from a sale or disposition of Fund shares. Taxpayers generally may rely on these proposed Treasury Regulations until final Treasury Regulations are issued. A Fund may disclose the information that it receives from (or concerning) its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA, related intergovernmental agreements or other applicable law or regulation. Each investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the investor’s own situation, including investments through an intermediary.

Investors are advised to consult their own tax advisers with respect to the application to their own circumstances of the above-described general federal income taxation rules and with respect to other federal and all state, local or foreign tax consequences to them of an investment in shares of a Fund.

FUND TRANSACTIONS

Allocation of transactions, including their frequency, to various brokers or dealers is determined by the Investment Adviser (for Ultrashort Financing Fund) and S2 (for Large Cap Equity Fund) in its best judgment under the general supervision of the Board of Trustees and in a manner deemed fair and reasonable to the Funds. Pursuant to their Best Execution Policies and Procedures, the Investment Adviser and S2 seek to obtain “best execution” for the Funds’ securities transactions. In seeking to obtain “best execution,” the Investment Adviser and S2 consider the range and quality of the broker-dealer’s services. As described below, the Investment Adviser and S2 may effect securities transactions on an agency basis with broker-dealers providing research services and/or research-related products for the Funds. Research services or research-related products may include information in the form of written reports, reports accessed by computers or terminals, statistical collations and appraisals and analysis relating to companies or industries. However, in selecting such broker-dealers, the Investment Adviser and S2 adhere to the primary consideration of “best execution”.

Each Fund will not purchase securities from, sell securities to, or enter into repurchase agreements with, the Investment Adviser, Sub-Advisers or any of their affiliates.

For the Ultrashort Financing Fund, the following applies to portfolio transactions. Purchases and sales of securities and the execution of repurchase agreements for the Fund are usually effected on a principal basis. Transactions involving securities are normally executed directly with the issuer or from an underwriter or market maker for the securities. Repurchase agreements are executed with a variety of counterparties, based on the investment guidelines of the Fund. There may be brokerage commissions paid by the Fund for repurchase agreement transactions. During the fiscal years ended June 30, 2021, 2020, and 2019, the Fund did not pay brokerage commissions for repurchase agreements. The Ultrashort Financing Fund may pay fees to a broker/dealer for introducing the Fund to new counterparties for repurchase agreement transactions. During the fiscal years ended June 30, 2021, 2020, and 2019, the Fund paid $4,292, $10,840, and $2,200, respectively, in such introduction fees. Transactions with dealers serving as market makers may include the spread between the bid and asked prices. On occasion, the Investment Adviser may effect securities transactions with broker-dealers providing research services but would do so subject to seeking the best price and execution for portfolio transactions.

For the Large Cap Equity Fund, the following applies to portfolio transactions. The primary aim of S2 in the allocation of the Large Cap Equity Fund’s portfolio transactions to various brokers is the attainment of best price and execution. S2 is authorized to pay a brokerage commission in excess of the commission that another broker might have charged for effecting the same transaction in recognition of the value of efficient execution and research and statistical information provided by the selected broker (i.e. a “soft dollar” brokerage transaction). The research and statistical information that may be provided to S2 would consist primarily of written and electronic reports and presentations analyzing specific companies, industry sectors, the stock market and the economy. To the extent that S2 uses such research and information in rendering investment advice to the Large Cap Equity Fund, the research and information may reduce S2’s expenses. No “soft dollar” brokerage transactions were entered into for the Large Cap Equity Fund for the last three fiscal years or periods.

The total amounts of brokerage commissions paid by the Large Cap Equity Fund for fiscal years or periods ended June 30, 2019, 2020, and 2021 were $3,048, $3,012, and $1,721.09, respectively. The brokerage commissions paid by the Fund will vary from year to year based on the level of activity in the Fund’s portfolio.

Transactions in portfolio securities of the Large Cap Equity Fund are effected through a broker selected from a list of brokers selected by S2 on the basis of their ability to provide efficient execution of portfolio transactions. A large majority of the Large Cap Equity Fund’s portfolio transactions are executed on national securities exchanges through member firms. However, when S2 believes that a better price can be obtained for the Fund, portfolio transactions may be executed over-the-counter with non-member firms in what is referred to as the “third market.” Portfolio transactions in unlisted securities are also executed over-the-counter. The brokerage list is reviewed continually in an effort to obtain maximum advantage from investment research and statistical information made available by brokers, and allocation among the brokers is made on the basis of best price and execution consistent with obtaining research and statistical information at reasonable cost.

DISCLOSURE OF INFORMATION REGARDING PORTFOLIO HOLDINGS

Pursuant to policies and procedures adopted by the Board of Trustees, the Funds will not disclose (or authorize its custodian or principal underwriter to disclose) portfolio holdings information to any person or entity except as follows:

●	To persons providing services to the Funds who have a need to know such information in order to fulfill their obligations to the Funds, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, and research and trading services, and the Trust’s Board of Trustees;
●	In connection with periodic reports that are available to shareholders and the public;
●	To mutual fund rating or statistical agencies or persons performing similar functions;
●	Pursuant to a regulatory request or as otherwise required by law; or
●	To persons approved in writing by the Chief Compliance Officer (the “CCO”) of the Trust.

Each Fund’s portfolio holdings are generally posted on the Funds’ website, www.amffunds.com, on a monthly basis within 30 days after the month-end. The Funds also discloses its portfolio holdings quarterly, in its annual and semi-annual Reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period.

 The Funds have ongoing arrangements to release portfolio holdings information on a daily basis to the Investment Adviser, Sub-Advisers, Administrator, Transfer Agent, Fund Accounting Agent and Custodian and on an as needed basis to other third parties providing services to the Funds. The Investment Adviser, Sub-Advisers, Administrator, Transfer Agent, Fund Accounting Agent and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Funds. The Fund discloses portfolio holdings to their auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Funds, the Investment Adviser, the Sub-Advisers, the Transfer Agent, the Fund Accounting Agent and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about a Fund’s portfolio holdings without the specific approval of the Trust’s CCO. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the CCO, which will review the arrangement to determine (i) whether the arrangement is in the best interests of the Funds’ shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Investment Adviser, or any affiliated person of the Funds or the Investment Adviser. The CCO will provide to the Board of Trustees on a quarterly basis a report regarding all portfolio holdings information released on an ad hoc or special basis. Additionally, the Investment Adviser, and any affiliated persons of the Investment Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing a Fund’s portfolio holdings. The Trust’s CCO monitors compliance with these procedures and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Funds’ Investment Adviser, Sub-Advisers, Transfer Agent, Fund Accounting Agent and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about a Fund’s portfolio holding and the duty not to trade on the non-public information. The Trust believes that these are reasonable procedures to protect the confidentiality of a Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

Prior to public dissemination of portfolio holdings, general characteristics, performance or statistical information about a Fund, information about realized and unrealized capital gains, summaries of a Fund’s performance and historical sector allocation may be disclosed to shareholders and prospective shareholders as soon as practicable.

A Fund’s portfolio holdings may also be disclosed to third parties prior to their public dissemination for purposes of effecting in-kind redemptions of securities to facilitate orderly redemption of Fund assets and to minimize impact on remaining Fund shareholders

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Vedder Price P.C., 222 North LaSalle Street, Suite 2600, Chicago, Illinois 60601, is legal counsel to the Trust and passes upon the validity of the shares offered by the Prospectus.

Cohen & Company, Ltd., an independent registered public accounting firm with offices at 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the Trust’s independent registered public accounting firm. The financial statements of each Fund, incorporated into this Statement of Additional Information by reference to the Trust’s Annual Report  to Shareholders for the fiscal year ended June 30, 2021 (see “Financial Statements” below) have been so incorporated in reliance on the report of Cohen & Company, Ltd. given on the authority of such firm as experts in accounting and auditing.

GENERAL INFORMATION

The Trust sends to all of the shareholders of each Fund semi-annual reports and annual reports, including a list of investment securities held by each Fund, and, for annual reports, audited financial statements of each Fund.

As used in each Prospectus and this Statement of Additional Information, the term “majority,” when referring to the approvals to be obtained from shareholders, means the vote of the lesser of (1) 67% of the Fund’s shares of each class or of the class entitled to a separate vote present at a meeting if the holders of more than 50% of the outstanding shares of all classes or of the class entitled to a separate vote are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares of all classes or of the class entitled to a separate vote. The Bylaws of the Trust provide that an annual meeting of shareholders is not required to be held in any year in which none of the following is required to be acted on by shareholders pursuant to the 1940 Act: election of trustees; approval of the investment advisory agreement; ratification of the selection of independent public accountants; and approval of a distribution agreement.

The Prospectus and this Statement of Additional Information do not contain all the information included in the registration statement filed with the Securities and Exchange Commission under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The registration statement, including the exhibits filed therewith, are available at www.sec.gov (EDGAR database).

Statements contained in each Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the registration statement of which the Prospectus and Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

The financial statements, notes and report of the Trust’s independent registered public accounting firm required to be included in this Statement of Additional Information are incorporated herein by reference to the Funds’ Annual Report  to Shareholders for the fiscal year ended June 30, 2021.

APPENDIX A

Explanation of Rating Categories

The following is a description of credit ratings issued by two of the major credit ratings agencies. Rating agencies are private services that provide ratings of the credit quality of fixed income securities, including convertible securities. Ratings assigned by a rating agency are not absolute standards of credit quality and do not evaluate market risks. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. Although the Investment Adviser considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies. A Fund will not necessarily sell a security when its rating is reduced below its rating at the time of purchase.

Bonds rated Aa by Moody’s are judged to be of high quality by all standards. Moody’s applies the numerical modifiers 1, 2 and 3 to certain general rating classifications, including Aa. The modifier 1 indicates that the issue ranks in the upper end of its generic rating category; the modifier 3 indicates it ranks in the lower end. Debt rated AA by Standard & Poor’s has a very strong capacity to meet its financial commitments and differs from the highest rated issues, which are rated AAA, only in small degree.

Ratings in certain categories, including AA, may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories. Securities rated Baa by Moody’s and/or BBB by S&P are the lowest which are considered “investment grade” obligations. Fitch Investors Service, Inc. as well as other ratings service providers, have comparable rating systems. Moody’s and S&P also publish ratings for short term financial securities, such as commercial paper. A brief definition of these rating characteristics is shown below.

Standard & Poor’s Rating Services

Bond Rating	Explanation
Investment Grade
AAA	Highest rating; extremely strong capacity to meet its financial commitments.
AA	High quality; very strong capacity to meet its financial commitments.
A	Strong capacity to meet its financial commitments; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
BBB	Adequate capacity to meet its financial commitments; adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to meet its financial commitments.
Non-Investment Grade
BB, B, CCC, CC, C	Adequate protection parameters; adverse economic conditions or changing circumstances are more likely to weaken capacity to meet its financial commitments.
D	In default.

Short Term Ratings	Explanation
A-1	Highest rating; strong capacity to meet its financial commitments.
A-2	Satisfactory capacity to meet its financial commitments; somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.
A-3	Adequate protection parameters; adverse economic conditions or changing circumstances are more likely to weaken capacity to meet its financial commitments.

Moody’s Investors Service, Inc.

Bond Rating	Explanation
Investment Grade
Aaa	Highest quality; subject to the lowest level of minimal credit risk.
Aa	High quality; subject to very low credit risk.
A	Upper-medium grade obligations; subject to low credit risk.
Baa	Medium-grade obligations; subject to moderate credit risk; may possess certain speculative characteristics.
Non-Investment Grade
Ba	Judged to be more speculative; subject to substantial credit risk.
B	Considered speculative; subject to high credit risk.
Caa	Judged to be speculative of poor standing; subject to very high credit risk.
Ca	Highly speculative; likely in, or very near, default with some prospect of recovery of principal and interest.
C	Lowest-rated; typically in default with little prospect for recovery of principal or interest.

A-1

Short Term Ratings	Explanation
P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

A-2

ASSET MANAGEMENT FUND

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Certificate of Trust filed July 23, 1999. (1)/
	(2)	Second Amended and Restated Declaration of Trust dated November 27, 2018. (9)/
	(3)	Written Instrument Amending the Second Amended and Restated Declaration of Trust dated June 5, 2020. (10)/
(b)	Amended and Restated By-Laws dated July 22, 1999, as amended through May 31, 2018.(8)/
(c)	Not applicable.
(d)	(1)	Investment Advisory Agreement dated May 10, 2017 between Registrant and Austin Atlantic Asset Management Co. with respect to the Large Cap Equity Fund and the Ultra Short Mortgage Fund. (7)/
	(2)	Amendment to Investment Advisory Agreement dated May 19, 2020.(11)/
	(3)	Investment Advisory Agreement dated June 6, 2017 between Registrant and Austin Atlantic Asset Management Co. with respect to the Ultrashort Financing Fund. (7)/
	(4)	Amendment to Investment Advisory Agreement dated May 19, 2020.(11)/
	(5)	Discretionary Investment Sub-Advisory Agreement dated June 17, 2019 between Austin Atlantic Asset Management Co. and System Two Advisors L.P., with respect to the Large Cap Equity Fund.(9)/
	(6)	Amendment to Discretionary Investment Sub-Advisory Agreement dated May 19, 2020.(11)/
	(7)	Investment Sub-Advisory Contract dated June 6, 2017 between Austin Atlantic Asset Management Co. and Treesdale Partners, LLC, with respect to the Ultrashort Financing Fund. (7)/
	(8)	Amendment to Investment Sub-Advisory Agreement dated May 19, 2020.(11)/
	(9)	Assignment and Assumption Agreement dated February 26, 2021*
(e)	(1)	Distribution Agreement dated February 22, 2017 between Registrant and Austin Atlantic Capital, Inc. (7)/
(f)	Not applicable.
(g)	(1)	Custody Agreement between Registrant and The Northern Trust Company dated November 1, 2009. (5)/
(h)	(1)	Transfer Agency and Service Agreement between the Registrant and The Northern Trust Company dated November 1, 2009. (2)/
	(2)	Fund Administration and Accounting Services Agreement between the Registrant and The Northern Trust Company dated November 1, 2009. (2)/

	(3)	Amended and Restated Omnibus Fee Agreement between the Registrant and The Northern Trust Company dated September 1, 2014. (3)/
	(4)	Omnibus Amendment, dated November 1, 2016 to the Custody Agreement, the Transfer Agency Services Agreement and the Amended and Restated Omnibus Fee Agreement between the Registrant and The Northern Trust Company. (5)/
	(5)	Omnibus Amendment, dated August 1, 2018 to the Custody Agreement, the Transfer Agency Services Agreement and the Amended and Restated Omnibus Fee Agreement between the Registrant and The Northern Trust Company. (8)/
	(6)	Omnibus Amendment, dated April 1, 2020 to the Custody Agreement, the Transfer Agency Services Agreement and the Amended and Restated Omnibus Fee Agreement between the Registrant and The Northern Trust Company.(11)/
	(7)	Omnibus Amendment dated November 1, 2020 to the Custody Agreement, the Transfer Services Agreement and the Amended and Restated Omnibus Fee Agreement between the Registrant and The Northern Trust Company.(11)/
	(8)	Amended and Restated Management and Administration Agreement between the Registrant and Beacon Hill Fund Services, Inc. (now known as Foreside Management Services, LLC) dated November 1, 2015. (4)/
	(9)	Consent to Assignment of Services Agreement between the Registrant and Beacon Hill Fund Services, Inc. for the Assignment of the Services Agreement between Registrant on behalf of the funds advised by Austin Atlantic Asset Management Co., and Beacon Hill Fund Services, Inc. to Foreside Financial Group, LLC.(7)/
	(10)	First Amended Schedule A to the Amended and Restated Management and Administration Agreement with respect to the Ultrashort Financing Fund. (5)/
	(11)	Second Amended Schedule A to Amended and Restated Management and Administration Agreement(11)/
	(12)	Seventh Amended Schedule C to Amended and Restated Management and Administration Agreement.*
	(13)	Eighth Amended Schedule C to Amended and Restated Management and Administration Agreement.*
	(14)	First Amendment to Amended and Restated Management and Administration Agreement.*
	(15)	Agreement between Ultimus Fund Solutions, LLC and Foreside Management Services, LLC on behalf of the Registrant dated September 11, 2018.(8)/
	(16)	Expense Limitation Agreement. (6)/
(i)	Opinion and Consent of Vedder Price P.C.*
(j)	Consent of Cohen & Company, Ltd.*
(k)	None.

(l)	None.
(m)	(1)	Amended and Restated 12b-1 Plan dated July 22, 1999, as amended through May 19, 2020.(11)/
(n)	(1)	Multi-Class Plan, dated July 22, 1999, as amended through October 27, 2016. (5)/
(o)	(1)	Power of Attorney for David J. Gruber effective October 1, 2021. (12)/
	(2)	Power of Attorney for Carla S. Carstens effective October 1, 2021. (12)/
	(3)	Power of Attorney for James A. Simpson effective October 1, 2021. (12)/
(p)	(1)	Code of Ethics of Austin Atlantic Asset Management Co. dated September, 2017.(7)/
	(2)	Code of Ethics of Asset Management Fund dated January 29, 2016. (5)/
	(3)	Code of Ethics of Austin Atlantic Capital, Inc. dated November, 2017. (7)/
	(4)	Code of Ethics for System Two Advisors L.P. (11)/.
	(5)	Code of Ethics for FolioBeyond, LLC*

(1)/	Previously filed with Post-Effective Amendment No. 34 on or about October 22, 1999 and incorporated herein by reference.
(2)/	Previously filed with Post-Effective Amendment No. 60 on or about December 29, 2009 and incorporated herein by reference.
(3)/	Previously filed with Post-Effective Amendment No. 70 on or about February 28, 2015 and incorporated herein by reference.
(4)/	Previously filed with Post-Effective Amendment No. 72 on or about December 30, 2015 and incorporated herein by reference.
(5)/	Previously filed with Post-Effective Amendment No. 83 on or about November 29, 2016 and incorporated herein by reference.
(6)/	Previously filed with Post-Effective Amendment No. 87 on or about April 5, 2017 and incorporated herein by reference.
(7)/	Previously filed with Post-Effective Amendment No. 90 on or about February 28, 2018 and incorporated herein by reference.
(8)/	Previously filed with Post-Effective Amendment No. 92 on or about October 26, 2018 and incorporated herein by reference.
(9)/	Previously filed with Post-Effective Amendment No. 96 on or about August 29, 2019 and incorporated herein by reference.
(10)	Previously filed with Post-Effective Amendment No. 101 on or about October 28, 2020 and incorporated herein by reference.
(11)	Previously filed with Post-Effective Amendment No. 102 on or about October 28, 2020 and incorporated herein by reference.
(12)	Previously filed with Post-Effective Amendment No. 103 on or about October 28, 2021 and incorporated herein by reference.
*	Filed as an Exhibit herewith.

Item 29.	Persons Controlled By or Under Common Control with Registrant.

None.

Item 30.	Indemnification.

Section 5.2 of the Registrants Second Amended and Restated Declaration of Trust provides that the Trust shall indemnify each of its Trustees, officers, employees, and agents against all liabilities and expenses reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he or she may be involved or with which he or she may be threatened, while in office or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

The foregoing indemnification arrangements are subject to the provisions of Sections 17(h) and (i) of the Investment Company Act of 1940.

The Registrant maintains an insurance policy which insures its directors and officers against certain liabilities.

Item 31.	Business and Other Connections of Investment Adviser.

Austin Atlantic Asset Management Co. (AAAMCO) is a registered investment adviser and serves as the investment adviser to several savings banks located in New York on a non-discretionary basis.

AAAMCOs principal office is located at 1 Alhambra Plaza, Suite 100, Coral Gables, FL 33134. Austin Atlantic Inc. and Austin Atlantic Capital Inc. have the same addresses. Additional information about AAAMCO and its officers is incorporated by reference to the Statement of Additional Information filed herewith, and AAAMCOs Form ADV, file number 801- 54963.

Directors and Officers of AAAMCO and principal occupations

Rodger D. Shay, Jr., President and Chief Executive Officer, Austin Atlantic Capital Inc., currently and from 1997 to 2007; Chief Executive Officer, Austin Atlantic Inc. since 2009 and Director since 2008.

S. Sean Kelleher, President and Chief Investment Officer, joined AAAMCO in 2009.

Kevin A. Rowe, Chief Compliance Officer, Austin Atlantic Capital Inc. and AAAMCO since 2015. Mr. Rowe has FINRA Series 7, 6, 24, 63, 3, 34, and 30 Registrations.

Item 32.	Principal Underwriter.

(a) Austin Atlantic Capital, Inc. serves as the principal distributor for the Large Cap Equity Fund and Ultrashort Financing Fund, each a series of Asset Management Fund.

(b)	Name And Principal Business Address	Positions And Offices With Underwriter	Positions And Offices With Fund
	Rodger D. Shay, Jr. 1 Alhambra Plaza Suite 100 Coral Gables, FL 33134	President and Chief Executive Officer	None
	Kevin A. Rowe 1 Alhambra Plaza Suite 100 Coral Gables, FL 33134	Chief Compliance Officer	None

(c) Not applicable.

Item 33.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, are located at the following locations:

Austin Atlantic Asset Management Co.
1 Alhambra Plaza
Suite 100
Coral Gables, FL 33134

The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603

Foreside Management Services, LLC
690 Taylor Road
Suite 210
Gahanna, OH 43230

For certain records of Large Cap Equity Fund
System Two Advisors L.P.
47 Maple Street #303A
Summit, NJ 07901

For certain records of AAAMCO Ultrashort Financing Fund
FolioBeyond, LLC
1050 Park Avenue, Suite 6A

New York, New York 10028

Item 34.	Management Services.

Not Applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant, Asset Management Fund certifies that it meets all the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be executed on its behalf by the undersigned, thereunto duly authorized, in the City of Gahanna, State of Ohio, on the 28th day of October, 2021.

Asset Management Fund

By:	/s/ David Bunstine
David Bunstine, President

Pursuant to the requirements of the Securities Act of 1933, this amendment to the registration statement has been signed below on October 28, 2021 by the following persons in the capacities indicated.

SIGNATURE	TITLE	DATE

David J. Gruber*	Trustee and Chairman of the Board	October 28, 2021
David J. Gruber

Carla S. Carstens*	Trustee	October 28, 2021
Carla S. Carstens

James A. Simpson*	Trustee	October 28, 2021
James A. Simpson

/s/ Trent M. Statczar	Treasurer (principal financial and accounting officer)	October 28, 2021
Trent M. Statczar

/s/ David Bunstine	President (principal executive officer)	October 28, 2021
David Bunstine

/s/ David Bunstine
David Bunstine
Attorney-In-Fact
October 28, 2021

*	Pursuant to Power of Attorney previously filed.

EXHIBIT INDEX

Exhibit Number	Description
(d) (9)	Assignment and Assumption Agreement
(h) (12)	Seventh Amended Schedule C to Amended and Restated Management and Administration Agreement.
(13)	Eighth Amended Schedule C to Amended and Restated Management and Administration Agreement.
(14)	First Amendment to Amended and Restated Management and Administration Agreement.
(i)	Opinion and Consent of Vedder Price P.C.
(j)	Consent of Cohen & Company, Ltd.